As filed with the Securities and Exchange Commission on May 3, 1999

                                             Registration No. 33-75610
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 6 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933
                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036
                              --------------------

It is proposed that this filing become effective (check appropriate box)

   / /immediately upon filing pursuant to paragraph (b) of Rule 485
   --

   /X/on May 3, 1999 pursuant to paragraph (b) of Rule 485
   --
   / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
   --
   / /on (date) pursuant to paragraph (a)(1) of Rule 485
   --

If appropriate check the following box

   / /this post-effective amendment designates a new effective date for a
   --
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1998 pursuant to Rule 24f-2 on March 23, 1999.

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and The Series
                                 Fund or Funds, JHVLICO and John
                                 Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund or
                                 Funds, State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that JHVLICO Can Make

10(i)                            Appendix--Other Policy Provisions,
                                 The Account and The Series Fund
                                 or Funds

11, 12                           Summary, The Account and The Series
                                 Fund or Funds, Distribution of
                                 Policies

13                               Charges and expenses, Appendix--
                                 Illustration of Death Benefits,
                                 Account Values, Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Fund or
                                 Funds

17                               Summary, Policy Provisions and
                                 Benefits

18                               The Account and The Series Fund or
                                 Funds, Tax Considerations

19                               Reports

20                               Changes that JHVLICO Can Make

21                               Policy Provisions and Benefits

22                               Policy Provisions and Benefits

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Board
                                 of Directors and Executive
                                 Officers of JHVLICO

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Fund or
                                 Funds, Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund or
                                 Funds, Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Policy Provisions and Benefits,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Fund or
                                 Funds, Changes that JHVLICO Can Make

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable

                           PROSPECTUS DATED MAY 3, 1999

                                     FLEX-V2

                a scheduled premium variable life insurance policy
                                    issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                         JHVLICO LIFE SERVICING OFFICE
                         -----------------------------
                                   U.S. MAIL
                                   ---------
                                 P.O. Box 111
                               Boston, MA 02117

                               EXPRESS DELIVERY
                               ----------------
                             529 Main Street (X-4)
                             Charlestown, MA 02129

                  PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following 23 variable investment options:

                VARIABLE INVESTMENT OPTION                                   MANAGED BY
                --------------------------                                   ----------
---------------------------------------------------------------------------------------------------------
  Managed.................................................  Independence Investment Associates, Inc.
  Growth & Income.........................................  Independence Investment Associates, Inc.
  Equity Index............................................  State Street Global Advisors
  Large Cap Value.........................................  T. Rowe Price Associates, Inc.
  Large Cap Growth........................................  Independence Investment Associates, Inc.
  Mid Cap Value...........................................  Neuberger Berman, LLC
  Mid Cap Growth..........................................  Janus Capital Corporation
  Real Estate Equity......................................  Independence Investment Associates, Inc.
  Small/Mid Cap Growth....................................  Wellington Management Company, LLP
  Small/Mid Cap CORE......................................  Goldman Sachs Asset Management
  Small Cap Value.........................................  INVESCO Management & Research, Inc.
  Small Cap Growth........................................  John Hancock Advisers, Inc.
  Global Equity...........................................  Scudder Kemper Investments, Inc.
  International Balanced..................................  Brinson Partners, Inc.
  International Equity Index..............................  Independence International Associates, Inc.
  International Opportunities.............................  Rowe Price-Fleming International, Inc.
  Emerging Markets Equity.................................  Montgomery Asset Management, LLC
  Short-Term Bond.........................................  Independence Investment Associates, Inc.
  Bond Index..............................................  Mellon Bond Associates, LLP
  Sovereign Bond..........................................  John Hancock Advisers, Inc.
  Global Bond.............................................  J.P. Morgan Investment Management, Inc.
  High Yield Bond.........................................  Wellington Management Company, LLP
  Money Market............................................  John Hancock Mutual Life Insurance Company
---------------------------------------------------------------------------------------------------------

          We may add or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Attached to this prospectus is a prospectus for the Trust that contains detailed information about each fund offered under the policy. Be sure to read the prospectus for the Trust before selecting any of the variable investment options shown on page 1.

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus -- it is not the policy. The prospectus
                                        ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 17.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 22.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account V. These start on page 40.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 79.

  After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                 **********

  Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                          Pages to See
--------
 .What is the policy?. . . . . . . . . . . . . . .                 4
 .Who owns the policy?. . . . . . . . . . . . . .                  4
 .How can I invest money in the policy?. . . . . .                 4-5
 .Is there a minimum amount I must invest?. . . .                  5-6
 .How will the value of my investment in the policy change over    7
time?. . . . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in the       7-9
policy?. . . . . . . . . . . . . . . . . . . . .
 .What charges will the Trust deduct from my investment in the     9
policy?. . . . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?           10
 .How can I change my policy's investment allocations?             10-11
 .How can I access my investment in the policy?. .                 11-12
 .How much will JHVLICO pay when the insured person dies?          12-13
 .How can I change my policy's insurance coverage?                 13-14
 .Can I cancel my policy after it's issued?. . . .                 14
 .Can I choose the form in which JHVLICO pays out policy           14
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions of its policies in particular cases?. . . . . . . .
                                                                  15
 .How will my policy be treated for income tax purposes?           15
 .How do I communicate with JHVLICO?. . . . . . .                  15-16

Here are the page numbers where the questions and answers appear:

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow amounts you have in the investment options

     . Withdraw any amount we consider to be "Excess Value" in your policy

     . Change the beneficiary who will receive the death benefit

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Reduce the amount of insurance by surrendering part of the policy

     . Choose the form in which we will pay out the death benefit or other proceeds

  Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". We require that your first premium at least equal your first
                                -----
"Required Premium" (discussed below). Except as noted below, you can make any other premium payments you wish at any time. You can request that we bill you for amounts of premiums that exceed your Required Premium payments and you can subsequently request that we change the amount that we bill.

Maximum premium payments

  If you have chosen the Option 1 or Option 2 death benefit (see "How much will JHVLICO pay when the insured person dies?"), Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page 29.

  Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance, or

     . that amount of premium would cause the cumulative premiums you have paid to date to exceed the cumulative scheduled premiums due to date under the policy.

  In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

  You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Required Premiums

  The Policy Specifications page of your policy will show the "Required Premium" for the policy. In the policy application, you will choose one of the following "modes" of premium payment -- annual, semi-annual, quarterly or monthly. We make no additional charge for any of these choices of payment mode. You can request that we change your payment mode at any time.

  The scheduled date on which such a payment is "due" is referred to in the policy as a "modal processing date." Premiums are scheduled to be paid for the whole of the insured person's lifetime. If, on any modal processing date, the cumulative amount of all premium payments you have made does not equal or exceed the cumulative amount of all Required Premiums due through that date, your policy will enter a grace period, unless your policy has Excess Value as of that date. For purposes of determining whether enough premiums have been paid as of any modal processing date, we reduce the amount of premiums you have paid by the amount of any withdrawals you have taken from what we consider to be the "premium component" of any Excess Value in your policy (see below).

Excess Value and its components

  As of the last business day in each policy month, we compare the account value of the policy against the "Basic Account Value" (described below) to determine if any "Excess Value" exists under the policy. Excess Value is any amount of account value greater than the Basic Account Value.

  The policy statements that we send you (see "Reports that you will receive" on page __) will specify the amount of any Excess Value at the end of the reporting period. If you wish this information at any other time, you may contact your JHVLICO representative or telephone us at 1-800-732-5543.

  The Basic Account Value generally increases over the life of the policy, as the attained age of the insured person increases. Basic Account Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy's benefits at any time based on accepted actuarial methods and assumptions. See "How we calculate Basic Account Value" below for further details.

  Excess Value may arise from two sources. The "premium component" is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The "experience component" is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

Lapse

  If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a "grace period" of at least 31 days after we mail the notice to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Options on Lapse

  If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

  The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.

  You may surrender a policy that is being continued under any of these options for the option's surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

Reinstatement

  You can still reactivate (i.e., "reinstate") a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.

Amount of Required Premiums

  We initially determine the amount of your scheduled premium at the time your policy is issued, in accordance with our established rules and rates. It consists of a "base policy premium" plus certain additional amounts if the insured person presents an extra mortality risk to us or if you have purchased certain additional insurance benefits. These amounts will be set forth in the "Policy Specifications" section of your policy as the components of your Required Premium.

  The "base policy premium" is the amount of the Required Premium for an insured person in the "standard" underwriting risk class who has not purchased any additional insurance benefits by rider. The base policy premium will not change until the Required Premium recalculation discussed below, or until such time as you partially surrender the policy.

Premium recalculation

  You may make a one-time request that we recalculate your base policy premium at any time not later than the policy anniversary nearest the insured person's 69th birthday (or, if later, the ninth policy anniversary). The base policy premium that results from the recalculation will apply to all periods subsequent to the recalculation. That resulting base policy premium may be higher or lower than, or the same as, the previous base policy premium. This, in turn, will determine whether the Required Premium will be higher, lower or stay the same for those subsequent periods. If your right to request a premium recalculation expires without your having exercised it, we will automatically perform the premium recalculation at the next policy anniversary.

  The premium recalculation feature makes it possible for us to set a lower base policy premium (and thus a lower Required Premium) at the time the policy is issued than would be possible without this feature. If you wish to "lock in" a base policy premium (and Required Premium) at any time prior to the feature's expiration, you can do so by requesting a premium recalculation.

  The amount of the new base policy premium after a premium recalculation depends on the insured person's sex, smoking status, attained age, the guaranteed death benefit under the policy and the account value at the close of the business day that precedes the recalculation. The new base policy premium will never exceed the policy's "guaranteed maximum recalculation premium" based on the insured person's attained age at the time of the recalculation. The guaranteed maximum recalculation premium for each attained age will appear in the "Policy Specifications" section of your policy.

  The guaranteed maximum recalculation premium increases as the insured person's attained age increases. Accordingly, by delaying the premium recalculation, you assume the risk that the base policy premium following the recalculation will be higher than it would have been had the recalculation been performed at an earlier date. The longer the delay and the lower the policy's account value, the greater the risk. On the other hand, by postponing the premium recalculation, you may benefit from (1) a lower base policy premium prior to the recalculation and (2) a longer period to accumulate enough account value to reduce the possibility (or amount) of an increase in the base policy premium at the time of the recalculation.

  If your policy has any Excess Value at the time of the premium recalculation, the base policy premium will be less following the recalculation than it would have been had the recalculation been performed at the earliest possible date (i.e., at the time of policy issuance). Otherwise it will be more.

  As an example, consider the policy illustrated on page __ of this prospectus (Death Benefit Option 1 in the amount of $100,000, assuming current charge rates, for a male standard risk non-smoker age 35 at issue). If no premium recalculation is made at policy issuance, the base policy premium for the policy would be $900 until such time as the premium recalculation is made. Assuming that amount of premium is paid annually until the premium recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the base policy premium would be following a recalculation on the dates shown.

                                         Base Policy Premium Following
                                   Recalculation Assuming Hypothetical Gross
                                           Annual Rate of Return of:
Policy Anniversary of             -------------------------------------------
Premium Recalculation                   0%             6%            12%
---------------------             -------------  -------------  -------------
 0 (Issue Date)................     $1,414.00      $1,414.00       $1,414.00
 5.............................     $1,607.99      $1,581.92       $1,551.41
10.............................     $1,900.30      $1,791.31       $1,635.15
15.............................     $2,334.72      $2,058.15       $1,566.76
20.............................     $3,008.11      $2,433.77       $1,151.92
25.............................     $4,077.27      $2,998.48       $    0.00
30.............................     $5,845.15      $3,914.46       $    0.00
35*............................     $8,404.00      $5,561.76       $    0.00


----------
* Mandatory premium recalculation if you do not choose earlier date.

  We will make a one-time charge if the new base policy premium is less than the guaranteed maximum recalculation premium that would have applied had the recalculation been done at the time the policy was issued. The charge will not exceed 3% (currently1 1/2%) of the policy's Excess Value exceeds at the time of the premium recalculation. See "Guaranteed Minimum Death Benefit Charge" on page
__.

  The amount of any account value that is considered Excess Value under your policy may increase or decrease as a result of a premium recalculation. See "Excess Value and its components" above

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will
                                               --------
increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest
                                    -----
at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge or the guaranteed death benefit charge described on page 8. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 11.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
   --------------
   burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
   --------------------
   charge is 5% of the premiums you pay each policy year that do not total more than the Required Premium for that policy year. We currently waive 30% of this charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale in 1994, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   ------------
   This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
   ------------------
   costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                 -------
   rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Guaranteed Death Benefit and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.)

  If the Guaranteed Death Benefit at issue is $100,000 or more, the insured person may be eligible for the "preferred" underwriting class, which has the lowest cost of insurance charges for policies of this type. In addition, we currently apply a lower insurance charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter below what it otherwise would be, but such a reduction is not guaranteed either. Because policies of this type were first offered for sale in 1994, no reductions have yet been made.

 . Guaranteed death benefit charge - A monthly charge for our guarantee that
   -------------------------------
   the death benefit will never be less than the Guaranteed Death Benefit. This charge is currently 1c per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted. We guarantee that this charge will never exceed 3c per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted.

 . Extra mortality risk charge - An insured person who does not qualify for
   ---------------------------
   either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

 . M &E charge - A daily charge for mortality and expense risks we assume.
   -----------
   This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Additional insurance benefits charges - An additional Required premium
   -------------------------------------
   must be paid if you elect to purchase any additional insurance benefit that is added to the policy by means of a rider. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

 . Premium recalculation charge - When we perform any recalculation as
   ----------------------------
   described in the subsection titled "Premium recalculation" on page __, we deduct a one-time charge in the amount described in that subsection.

 . Administrative surrender charge - A charge we deduct if the policy lapses
   -------------------------------
   or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy's Guaranteed Death Benefit at that time. The maximum charge is $5 per $1,000 of the policy's Guaranteed Death benefit in policy years 1 through 6, $4 per $1,000 in policy year 8 and $3 per $1,000 in policy year
   9. For insured persons age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four policy years. Currently a policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth policy year and is charged no more than $300 if the surrender or lapse is in the first four policy years. We may withdraw or modify these lower current charges at any time.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
   -----------------------------------------
   policy lapses or is surrendered within the first thirteen policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the base policy premiums due (whether or not actually paid) on or before the date of surrender or lapse. (For this purpose base policy premiums are pro-rated through the end of the policy month in which the surrender or lapse occurs).


                                                     Maximum Contingent Deferred Sales
                                                   Charge as a Percentage of Base Policy
                                                      Premiums Due Through Effective
      For Surrenders or Lapses Effective During:        Date of Surrender or Lapse
      ------------------------------------------   -------------------------------------
      Policy Years 1-6.........................                   15.00%
      Policy Year 7............................                   12.85%
      Policy Year 8............................                   10.00%
      Policy Year 9............................                    7.77%
      Policy Year 10...........................                    6.00%
      Policy Year 11...........................                    4.55%
      Policy Year 12...........................                    2.92%
      Policy Year 13...........................                    1.54%
      Policy Year 14 and Later.................                       0%


  The amount of the CDSC is calculated on the basis of the base policy premium for the attained age of the insured person at the time the policy is issued. The base policy premium that we use to compute the CDSC is not affected by (1) any recalculation of the type referred to under "premium recalculation" on page __, or (2) the non-mandatory character of any Required Premium due to Excess Value in the policy on that premium's due date. The CDSC, as reflected in the above table, reaches its maximum at the end of the sixth policy year and is reduced in each policy year thereafter until it reaches zero in policy year 14. At issue ages higher than 54, the maximum is reached at an earlier policy year and may be reduced to zero over a shorter number of years.

 . Partial withdrawal charge - A charge of $20 for each partial withdrawal
   -------------------------
   of Excess Value to compensate us for the administrative expenses of processing the withdrawal.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

   The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Trust and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The figures in the following chart are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.

                                          Other     Total Fund       Other Operating
                          Investment    Operating    Operating          Expenses
Fund Name               Management Fee   Expenses    Expenses     Absent Reimbursement*
---------               --------------  ----------  -----------  -----------------------
Managed................      0.32%        0.05%         0.37%              0.05%
Growth & Income........      0.25%        0.05%         0.30%              0.05%
Equity Index...........      0.14%        0.08%         0.22%              0.08%
Large Cap Value........      0.74%        0.07%                            0.07%
Large Cap Growth.......      0.37%        0.05%         0.42%              0.05%
Mid Cap Value..........      0.80%        0.05%         0.85%              0.05%
Mid Cap Growth.........      0.85%        0.08%             %              0.08%
Real Estate Equity.....      0.60%        0.05%         0.65%              0.05%
Small/Mid Cap Growth**
Small/Mid Cap CORE
Small Cap Value........      0.80%        0.07%             %              0.07%
Small Cap Growth.......      0.75%        0.08%         0.83%              0.08%
Global Equity
International Balanced.      0.85%        0.10%         0.95%              0.64%
International Equity
 Index.................      0.17%        0.10%         0.27%              0.23%
International
 Opportunities.........      0.87%        0.10%         0.97%              0.32%
Emerging Markets
 Equity
Short-Term Bond........      0.30%        0.05%         0.35%
Bond Index
Sovereign Bond.........      0.25%        0.05%         0.30%              0.05%
Global Bond**..........      0.69%        0.06%             %              0.06%
High Yield Bond
Money Market...........      0.25%        0.05 %        0.30%              0.05%

* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.
** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
   Bond was formerly "Strategic Bond."

 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must equal 100% in total.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment
                                                             --------
option anytime you wish. However, transfers out of the fixed investment option
                                                       -----
are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals of Excess Value

  Under our current administrative rules, you may make a partial withdrawal of your policy's Excess Value, if any, at any time after the first policy year (see "Excess Value and its components" on page __). Each partial withdrawal must be at least $1,000. There is a $20 charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

     . In policy years 2 and 3 - - 75% of that portion of your surrender value that is attributable to the variable investment options

     . In all later policy years - - 90% of that portion of your surrender value that is attributable to the variable investment options

  The minimum amount of each loan is $300, unless the loan is used to pay premiums. The interest charged on any loan is an effective annual rate of 5.0%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0% for the first 20 policy years and 4.5% thereafter. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

  If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called your "Guaranteed Death Benefit". In the policy, this may also be referred to as the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

     . Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described below).

     . Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy's Excess Value (if any) on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

     . Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "cash value accumulation test" (as described below).

  For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Change of death benefit option

  At any time, you may change your coverage from death benefit Option 1 to Option 2 or vice-versa. However, if you change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Partial surrenders

  You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Guaranteed Death Benefit at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Required Premium for the policy will be adjusted to prospectively reflect the new Guaranteed Death Benefit. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge and any administrative surrender charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.

Tax consequences

  Please read "Tax considerations" starting on page 29 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions described in the prospectus may vary depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 28. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 29.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you, except as discussed below under "Telephone Transactions.". They include the following:

     . loans, surrenders (including partial surrenders) or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

  You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other entities that use programmed and frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Guaranteed Death Benefit. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% before any fees or expenses. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Required Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the three death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the reduction in the monthly insurance charge after the ninth policy year and the waiver after the tenth policy year of the sales charge deducted from premiums. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .59%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .07%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Required Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Guaranteed Death Benefit and annual Required Premium amount requested.

DEATH BENEFIT OPTION 1: --LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT
CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    945     $100,000  $100,000  $100,000    $  324   $   357   $    390    $    0   $     0    $      0
   2           1,937      100,000   100,000   100,000       875       969      1,068       305       399         498
   3           2,979      100,000   100,000   100,000     1,409     1,600      1,807       704       895       1,102
   4           4,073      100,000   100,000   100,000     1,926     2,250      2,614     1,086     1,410       1,774
   5           5,222      100,000   100,000   100,000     2,423     2,917      3,493     1,748     2,242       2,818
   6           6,428      100,000   100,000   100,000     2,901     3,602      4,453     2,091     2,792       3,643
   7           7,694      100,000   100,000   100,000     3,357     4,304      5,499     2,547     3,494       4,689
   8           9,024      100,000   100,000   100,000     3,792     5,022      6,642     3,072     4,302       5,922
   9          10,420      100,000   100,000   100,000     4,202     5,756      7,887     3,572     5,126       7,257
  10          11,886      100,000   100,000   100,000     4,598     6,519      9,268     4,058     5,979       8,728
  11          13,425      100,000   100,000   100,000     5,014     7,349     10,832     4,564     6,899      10,382
  12          15,042      100,000   100,000   100,000     5,406     8,201     12,550     5,091     7,886      12,235
  13          16,739      100,000   100,000   100,000     5,772     9,075     14,439     5,592     8,895      14,259
  14          18,521      100,000   100,000   100,000     6,112     9,972     16,520     6,112     9,972      16,520
  15          20,392      100,000   100,000   100,000     6,423    10,891     18,812     6,423    10,891      18,812
  16          22,356      100,000   100,000   100,000     6,703    11,832     21,339     6,703    11,832      21,339
  17          24,419      100,000   100,000   100,000     6,944    12,788     24,124     6,944    12,788      24,124
  18          26,585      100,000   100,000   100,000     7,140    13,755     27,191     7,140    13,755      27,191
  19          28,859      100,000   100,000   100,000     7,285    14,728     30,573     7,285    14,728      30,573
  20          31,247      100,000   100,000   100,000     7,372    15,704     34,307     7,372    15,704      34,307
  25          45,102      100,000   100,000   100,000     6,731    20,453     59,974     6,731    20,453      59,974
  30          62,785      100,000   100,000   124,862     3,365    24,304    104,052     3,365    24,304     104,052
  35          85,353      100,000   100,000   203,651         0    25,256    177,087         0    25,256     177,087
  40         142,637      100,000   100,000   306,183         0    42,278    291,602         0    42,278     291,602
  45         215,749      100,000   100,000   507,452         0    39,196    483,287         0    39,196     483,287


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,809 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,809 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                   Account Value                 Surrender Value
                         ------------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    945     $100,000  $100,000   $100,000    $  276   $   308   $    340    $    0   $     0    $      0
   2           1,937      100,000   100,000    100,000       780       868        961        10        98         191
   3           2,979      100,000   100,000    100,000     1,267     1,445      1,638       362       540         733
   4           4,073      100,000   100,000    100,000     1,738     2,038      2,375       698       998       1,335
   5           5,222      100,000   100,000    100,000     2,189     2,645      3,178     1,014     1,470       2,003
   6           6,428      100,000   100,000    100,000     2,622     3,268      4,053     1,312     1,958       2,743
   7           7,694      100,000   100,000    100,000     3,034     3,904      5,005     1,824     2,694       3,795
   8           9,024      100,000   100,000    100,000     3,424     4,553      6,043     2,304     3,433       4,923
   9          10,420      100,000   100,000    100,000     3,789     5,214      7,172     2,859     4,284       6,242
  10          11,886      100,000   100,000    100,000     4,132     5,888      8,405     3,592     5,348       7,865
  11          13,425      100,000   100,000    100,000     4,447     6,572      9,748     3,997     6,122       9,298
  12          15,042      100,000   100,000    100,000     4,734     7,263     11,213     4,419     6,948      10,898
  13          16,739      100,000   100,000    100,000     4,991     7,963     12,812     4,811     7,783      12,632
  14          18,521      100,000   100,000    100,000     5,216     8,669     14,559     5,216     8,669      14,559
  15          20,392      100,000   100,000    100,000     5,407     9,378     16,468     5,407     9,378      16,468
  16          22,356      100,000   100,000    100,000     5,562    10,090     18,557     5,562    10,090      18,557
  17          24,419      100,000   100,000    100,000     5,674    10,799     20,841     5,674    10,799      20,841
  18          26,585      100,000   100,000    100,000     5,737    11,497     23,338     5,737    11,497      23,338
  19          28,859      100,000   100,000    100,000     5,747    12,182     26,071     5,747    12,182      26,071
  20          31,247      100,000   100,000    100,000     5,694    12,843     29,061     5,694    12,843      29,061
  25          45,102      100,000   100,000    100,000     4,271    15,564     49,062     4,271    15,564      49,062
  30          62,785      100,000   100,000    100,000         0    16,240     82,359         0    16,240      82,359
  35          85,353      100,000   100,000    158,422         0    11,911    137,758         0    11,911     137,758
  40         150,870      100,000   100,000    232,170         0    17,896    221,114         0    17,896     221,114
  45         234,489      100,000   100,000    376,071         0         0    358,163         0         0     358,163


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,228 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,228 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
                         -----------------------------  -----------------------------  -----------------------------
Policy   At 5% Interest
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    945     $100,000  $100,000  $100,000    $  324   $   357   $    390    $    0   $     0    $      0
   2           1,937      100,000   100,000   100,000       875       969      1,068       305       399         498
   3           2,979      100,000   100,000   100,000     1,409     1,600      1,807       704       895       1,102
   4           4,073      100,000   100,000   100,000     1,926     2,250      2,614     1,086     1,410       1,774
   5           5,222      100,000   100,000   100,000     2,423     2,917      3,493     1,748     2,242       2,818
   6           6,428      100,000   100,000   100,000     2,901     3,602      4,453     2,091     2,792       3,643
   7           7,694      100,000   100,000   100,000     3,357     4,304      5,499     2,547     3,494       4,689
   8           9,024      100,000   100,000   100,000     3,792     5,022      6,642     3,072     4,302       5,922
   9          10,420      100,000   100,000   100,000     4,202     5,756      7,887     3,572     5,126       7,257
  10          11,886      100,000   100,000   100,000     4,598     6,519      9,268     4,058     5,979       8,728
  11          13,425      100,000   100,000   100,000     5,014     7,349     10,832     4,564     6,899      10,382
  12          15,042      100,000   100,000   100,000     5,406     8,201     12,550     5,091     7,886      12,235
  13          16,739      100,000   100,000   100,000     5,772     9,075     14,439     5,592     8,895      14,259
  14          18,521      100,000   100,000   100,000     6,112     9,972     16,520     6,112     9,972      16,520
  15          20,392      100,000   100,000   100,000     6,423    10,891     18,812     6,423    10,891      18,812
  16          22,356      100,000   100,000   100,472     6,703    11,832     21,339     6,703    11,832      21,339
  17          24,419      100,000   100,000   101,634     6,944    12,788     24,119     6,944    12,788      24,119
  18          26,585      100,000   100,000   103,036     7,140    13,755     27,173     7,140    13,755      27,173
  19          28,859      100,000   100,000   104,709     7,285    14,728     30,530     7,285    14,728      30,530
  20          31,247      100,000   100,000   106,686     7,372    15,704     34,219     7,372    15,704      34,219
  25          45,102      100,000   100,000   122,519     6,731    20,453     59,018     6,731    20,453      59,018
  30          62,785      100,000   100,000   153,398     3,365    24,304     99,346     3,365    24,304      99,346
  35          85,353      100,000   100,000   209,816         0    25,256    165,244         0    25,256     165,244
  40         142,637      100,000   105,868   296,681         0    40,590    269,737         0    40,590     269,737
  45         215,749      100,000   100,000   466,543         0    35,890    444,327         0    35,890     444,327


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,809 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,809 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
                         -----------------------------  -----------------------------  -----------------------------
Policy   At 5% Interest
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    945     $100,000  $100,000  $100,000    $  276   $   308   $    340    $    0   $     0    $      0
   2           1,937      100,000   100,000   100,000       780       868        961        10        98         191
   3           2,979      100,000   100,000   100,000     1,267     1,445      1,638       362       540         733
   4           4,073      100,000   100,000   100,000     1,738     2,038      2,375       698       998       1,335
   5           5,222      100,000   100,000   100,000     2,189     2,645      3,178     1,014     1,470       2,003
   6           6,428      100,000   100,000   100,000     2,622     3,268      4,053     1,312     1,958       2,743
   7           7,694      100,000   100,000   100,000     3,034     3,904      5,005     1,824     2,694       3,795
   8           9,024      100,000   100,000   100,000     3,424     4,553      6,043     2,304     3,433       4,923
   9          10,420      100,000   100,000   100,000     3,789     5,214      7,172     2,859     4,284       6,242
  10          11,886      100,000   100,000   100,000     4,132     5,888      8,405     3,592     5,348       7,865
  11          13,425      100,000   100,000   100,000     4,447     6,572      9,748     3,997     6,122       9,298
  12          15,042      100,000   100,000   100,000     4,734     7,263     11,213     4,419     6,948      10,898
  13          16,739      100,000   100,000   100,000     4,991     7,963     12,812     4,811     7,783      12,632
  14          18,521      100,000   100,000   100,000     5,216     8,669     14,559     5,216     8,669      14,559
  15          20,392      100,000   100,000   100,000     5,407     9,378     16,468     5,407     9,378      16,468
  16          22,356      100,000   100,000   100,000     5,562    10,090     18,557     5,562    10,090      18,557
  17          24,419      100,000   100,000   100,000     5,674    10,799     20,841     5,674    10,799      20,841
  18          26,585      100,000   100,000   100,000     5,737    11,497     23,338     5,737    11,497      23,338
  19          28,859      100,000   100,000   100,250     5,747    12,182     26,070     5,747    12,182      26,070
  20          31,247      100,000   100,000   101,523     5,694    12,843     29,056     5,694    12,843      29,056
  25          45,102      100,000   100,000   112,185     4,271    15,564     48,684     4,271    15,564      48,684
  30          62,785      100,000   100,000   133,502         0    16,240     79,451         0    16,240      79,451
  35          85,353      100,000   100,000   172,558         0    11,911    127,986         0    11,911     127,986
  40         150,870      100,000   100,000   228,267         0    17,300    201,323         0    17,300     201,323
  45         234,489      100,000   100,000   341,661         0         0    320,863         0         0     320,863


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,228 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,228 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
                         -----------------------------  -----------------------------  -----------------------------
Policy   At 5% Interest
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    945     $100,000  $100,000  $100,000   $   324   $   357   $    390   $     0   $     0    $      0
   2           1,937      100,000   100,000   100,000       875       969      1,068       305       399         498
   3           2,979      100,000   100,000   100,000     1,409     1,600      1,807       704       895       1,102
   4           4,073      100,000   100,000   100,000     1,926     2,250      2,614     1,086     1,410       1,774
   5           5,222      100,000   100,000   100,000     2,423     2,917      3,493     1,748     2,242       2,818
   6           6,428      100,000   100,000   100,000     2,901     3,602      4,453     2,091     2,792       3,643
   7           7,694      100,000   100,000   100,000     3,357     4,304      5,499     2,547     3,494       4,689
   8           9,024      100,000   100,000   100,000     3,792     5,022      6,642     3,072     4,302       5,922
   9          10,420      100,000   100,000   100,000     4,202     5,756      7,887     3,572     5,126       7,257
  10          11,886      100,000   100,000   100,000     4,598     6,519      9,268     4,058     5,979       8,728
  11          13,425      100,000   100,000   100,000     5,014     7,349     10,832     4,564     6,899      10,382
  12          15,042      100,000   100,000   100,000     5,406     8,201     12,550     5,091     7,886      12,235
  13          16,739      100,000   100,000   100,000     5,772     9,075     14,439     5,592     8,895      14,259
  14          18,521      100,000   100,000   100,000     6,112     9,972     16,520     6,112     9,972      16,520
  15          20,392      100,000   100,000   100,000     6,423    10,891     18,812     6,423    10,891      18,812
  16          22,356      100,000   100,000   100,000     6,703    11,832     21,339     6,703    11,832      21,339
  17          24,419      100,000   100,000   100,000     6,944    12,788     24,124     6,944    12,788      24,124
  18          26,585      100,000   100,000   100,000     7,140    13,755     27,191     7,140    13,755      27,191
  19          28,859      100,000   100,000   100,000     7,285    14,728     30,573     7,285    14,728      30,573
  20          31,247      100,000   100,000   100,000     7,372    15,704     34,307     7,372    15,704      34,307
  25          45,102      100,000   100,000   116,102     6,731    20,453     59,751     6,731    20,453      59,751
  30          62,785      100,000   100,000   170,009     3,365    24,304     99,888     3,365    24,304      99,888
  35          85,353      100,000   100,000   244,065         0    25,256    161,248         0    25,256     161,248
  40         142,637      100,000   100,000   339,114    16,484    49,974    247,745    16,484    49,974     247,745
  45         215,749      100,000   104,887   473,255    31,517    83,072    374,826    31,517    83,072     374,826


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,809 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,809 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
                         -----------------------------  -----------------------------  -----------------------------
Policy   At 5% Interest
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    945     $100,000  $100,000  $100,000   $   276   $   308   $    340   $     0   $     0    $      0
   2           1,937      100,000   100,000   100,000       780       868        961        10        98         191
   3           2,979      100,000   100,000   100,000     1,267     1,445      1,638       362       540         733
   4           4,073      100,000   100,000   100,000     1,738     2,038      2,375       698       998       1,335
   5           5,222      100,000   100,000   100,000     2,189     2,645      3,178     1,014     1,470       2,003
   6           6,428      100,000   100,000   100,000     2,622     3,268      4,053     1,312     1,958       2,743
   7           7,694      100,000   100,000   100,000     3,034     3,904      5,005     1,824     2,694       3,795
   8           9,024      100,000   100,000   100,000     3,424     4,553      6,043     2,304     3,433       4,923
   9          10,420      100,000   100,000   100,000     3,789     5,214      7,172     2,859     4,284       6,242
  10          11,886      100,000   100,000   100,000     4,132     5,888      8,405     3,592     5,348       7,865
  11          13,425      100,000   100,000   100,000     4,447     6,572      9,748     3,997     6,122       9,298
  12          15,042      100,000   100,000   100,000     4,734     7,263     11,213     4,419     6,948      10,898
  13          16,739      100,000   100,000   100,000     4,991     7,963     12,812     4,811     7,783      12,632
  14          18,521      100,000   100,000   100,000     5,216     8,669     14,559     5,216     8,669      14,559
  15          20,392      100,000   100,000   100,000     5,407     9,378     16,468     5,407     9,378      16,468
  16          22,356      100,000   100,000   100,000     5,562    10,090     18,557     5,562    10,090      18,557
  17          24,419      100,000   100,000   100,000     5,674    10,799     20,841     5,674    10,799      20,841
  18          26,585      100,000   100,000   100,000     5,737    11,497     23,338     5,737    11,497      23,338
  19          28,859      100,000   100,000   100,000     5,747    12,182     26,071     5,747    12,182      26,071
  20          31,247      100,000   100,000   100,000     5,694    12,843     29,061     5,694    12,843      29,061
  25          45,102      100,000   100,000   100,000     4,271    15,564     49,062     4,271    15,564      49,062
  30          62,785      100,000   100,000   137,111         0    16,240     80,559         0    16,240      80,559
  35          85,353      100,000   100,000   192,810         0    11,911    127,385         0    11,911     127,385
  40         150,870      100,000   100,000   259,444     6,596    33,426    189,541     6,596    33,426     189,541
  45         234,489      100,000   100,000   350,475    11,568    57,281    277,582    11,568    57,281     277,582


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,228 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,228 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 16.


CONTENTS OF THIS SECTION                                          PAGES TO SEE
------------------------                                          ------------
Description of JHVLICO..........................................  23
How we support the policy and investment options................  23-24
Procedures for issuance of a policy.............................  24-25
Commencement of investment performance..........................  25
How we process certain policy transactions......................  25-27
Effects of policy loans.........................................  27
How we calculate "basic policy value"

Additional information about how certain policy charges work....  27-28
How we market the policies......................................  28-29
Tax considerations..............................................  29-30
Reports that you will receive...................................  31
Voting privileges that you will have............................  31
Changes that JHVLICO can make as to your policy.................  31-32
Adjustments we make to death benefits...........................  32
When we pay policy proceeds.....................................  32-33
Other details about exercising rights and paying benefits.......  33
Year 2000 Issues

Legal matters...................................................  33
Registration statement filed with the SEC.......................  33
Accounting and actuarial experts................................  33
Financial statements of JHVLICO and the Account.................  33
List of Directors and Executive Officers of JHVLICO.............  34

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"), a company chartered in Massachusetts in 1862. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $67 billion and it has invested over $380 million in JHVLICO in connection with our organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account V

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account V (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of the Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Guaranteed Death Benefit at issue of $50,000. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 25).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . At least the first Required Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed below).

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day that first precedes the date of issue.

  (2) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium's due date.

  (3) If the first Required Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the first Required Premium is received.

  (4) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (5) If we receive any premium payment that will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (6) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Reinstatements of lapsed policies

 . Change of death benefit Option from 1 to 2

 A change from Option 2 to Option 1 is effective on the monthly deduction date on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals, partial surrenders and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Guaranteed Death Benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds the surrender value of the policy, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address), unless a repayment of such excess is made within that period.

 HOW WE CALCULATE BASIC ACCOUNT VALUE

  "Basic account value" is discussed generally under "Is there a minimum amount I must invest?" beginning on page __. More specifically, the basic account value at any time is what the policy's account value would have been at that time if
(1) level annual premiums (and no additional premiums) had been paid in the amount of the maximum guaranteed recalculation premium at issue and earned a constant net return of 4% per annum and (2) the cost of insurance charges had been deducted at the maximum rates set forth in the policy, and no other charges. The maximum guaranteed recalculation premium at issue is described under "Premium recalculation" and its amount is specified in each policy.

  Notwithstanding the foregoing, if there is a policy loan outstanding, the basic account value will not be less than 110% of the outstanding loan. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the basic account value to cover these items through the end of the then-current policy year.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 28.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. For example, if you paid a Required Premium of $1,000 in each of the first two policy years, you would pay total premium sales charges of $100. If instead you paid $2,000 (i.e., two times the Required Premium amount) in the first policy year, you would pay total premium sales charges of only $50. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 29.) On the other hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses

Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 50% of the base policy premiums (prior to any premium recalculation) that would be payable in the first policy year, 8% of the such premiums payable in the second through fourth policy years, and 3% of any such premiums received by us in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of such base policy premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon full or partial surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods and the death benefit proceeds would lose their non-taxable status.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the premium payments for which we will bill you will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force indefinitely, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as a Guaranteed Death Benefit increase, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a partial surrender, a reduction in the Guaranteed Death Benefit, or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Guaranteed Death Benefit, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 YEAR 2000 ISSUES

  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its parent, JHVLICO has developed and is executing a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter.

  The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.

  JHVLICO has substantially completed the process of remediating its systems and expects the compliance testing component of the project to be substantially complete by June, 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of year 2000, please refer to Note 12 of the Notes to Statutory-Basis Financial Statements of John Hancock Variable Life Insurance Company included in this prospectus.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Malcolm Cheung, F.S.A.,an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

              LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors               Principal Occupations
---------               ---------------------
David F. D'Alessandro   Chairman of the Board and Chief Executive Officer of
                        JHVLICO; President and Chief Operating Officer, John
                        Hancock Mutual Life Insurance Company.
Michele G. Van Leer     Vice Chairman of the Board and President of JHVLICO;
                        Senior Vice President, John Hancock Mutual Life
                        Insurance Company.
Joseph A. Tomlinson     Director and Vice President of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Ronald J. Bocage        Director, Vice President and Counsel of JHVLICO; Vice
                        President and Counsel, John Hancock Mutual Life
                        Insurance Company.
Thomas J. Lee           Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Robert R. Reitano       Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Malcolm Cheung          Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company
Robert S. Paster        Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company.
Barbara L. Luddy        Director and Actuary of JHVLICO; Second Vice President,
                        John Hancock Mutual Life Insurance Company.
Daniel L. Ouellette     Vice President, Marketing, of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Patrick F. Smith        Controller of JHVLICO; Assistant Controller, John
                        Hancock Mutual Life Insurance Company.



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             December 31
                                                         --------------------
                                                           1998        1997
                                                         ---------  -----------
                                                            (In millions)
ASSETS
Bonds--Note 6.........................................   $1,185.8    $1,092.7
Preferred stocks......................................       36.5        17.2
Common stocks.........................................        3.1         2.3
Investment in affiliates..............................       81.7        79.1
Mortgage loans on real estate--Note 6.................      388.1       273.9
Real estate...........................................       41.0        39.9
Policy loans..........................................      137.7       106.8
Cash items:
  Cash in banks.......................................       11.4        83.1
  Temporary cash investments..........................        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2
Premiums due and deferred.............................       32.7        33.8
Investment income due and accrued.....................       29.8        24.7
Other general account assets..........................       47.5        16.8
Assets held in separate accounts......................    6,595.2     4,691.1
                                                         --------    --------
TOTAL ASSETS..........................................   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves.....................................   $1,652.0    $1,124.3
  Federal income and other taxes payable--Note 1......       44.3        36.1
  Other general account obligations...................      150.9       481.9
  Transfers from separate accounts, net...............     (190.3)     (146.8)
  Asset valuation reserve--Note 1.....................       21.9        18.6
  Obligations related to separate accounts............    6,589.4     4,685.7
                                                         --------    --------
TOTAL OBLIGATIONS.....................................    8,268.2     6,199.8
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares......        2.5         2.5
  Paid-in capital.....................................      377.5       377.5
  Unassigned deficit..................................      (49.2)      (58.3)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY............................      330.8       321.7
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY............   $8,599.0    $6,521.5
                                                         ========    ========


The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                      Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums..........................................  $1,272.3      $  872.7
  Net investment income--Note 3.....................     122.8          89.7
  Other, net........................................     618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries.......     301.4         264.0
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries.....   1,360.2         826.2
  Expenses of providing service to policyholders
    and obtaining new insurance
    --Note 5........................................     274.2         233.2
  State and miscellaneous taxes.....................      28.1          19.1
                                                      --------      --------
                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES.........      49.3          69.0
Federal income taxes--Note 1........................      33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL
      LOSSES........................................      16.2          30.5
Net realized capital losses--Note 4.................      (0.6)         (3.0)
                                                      --------      --------
     NET INCOME.....................................      15.6          27.5
Unassigned deficit at beginning of year.............     (58.3)        (96.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4................................      (6.0)          5.0
Other reserves and adjustments......................      (0.5)          6.1
                                                      --------      --------
UNASSIGNED DEFICIT AT END OF YEAR...................  $  (49.2)     $  (58.3)
                                                      ========      ========


The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      Year ended December 31
                                                      -----------------------
                                                         1998          1997
                                                      -----------  ------------
                                                           (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums................................   $1,275.3      $ 877.0
  Net investment income.............................      118.2         89.9
  Benefits to policyholders and beneficiaries.......     (275.5)      (245.2)
  Dividends paid to policyholders...................      (22.3)       (18.7)
  Insurance expenses and taxes......................     (296.9)      (267.2)
  Net transfers to separate accounts................     (874.4)      (715.2)
  Other, net........................................      551.3        408.9
                                                       --------      -------
     NET CASH PROVIDED FROM OPERATIONS..............      475.7        129.5
                                                       --------      -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases....................................     (618.8)      (621.6)
  Bond sales........................................      340.7        197.3
  Bond maturities and scheduled redemptions.........      111.8         34.1
  Bond prepayments..................................       76.5         51.6
  Stock purchases...................................      (23.4)       (15.7)
  Proceeds from stock sales.........................        1.9          6.7
  Real estate purchases.............................       (4.2)        (1.3)
  Real estate sales.................................        2.1          0.4
  Other invested assets purchases...................        0.0         (1.0)
  Proceeds from the sale of other invested assets...        0.0          0.3
  Mortgage loans issued.............................     (145.5)       (94.5)
  Mortgage loan repayments..........................       33.2         32.4
  Other, net........................................     (435.2)       393.1
                                                       --------      -------
     NET CASH USED IN INVESTING ACTIVITIES..........     (660.9)       (18.2)
                                                       --------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in short-term note payable...........       61.9          0.0
                                                       --------      -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES....       61.9          0.0
                                                       --------      -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS........................................     (123.3)       111.3
Cash and temporary cash investments at beginning of
 year...............................................      143.2         31.9
                                                       --------      -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR..   $   19.9      $ 143.2
                                                       ========      =======


The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                               1998      1997
                                                              -------  --------
                                                               (In millions)
Investment expenses........................................    $ 8.3     $5.0
Interest expense...........................................      2.4      0.7
Depreciation expense.......................................      0.8      1.1
Investment taxes...........................................      0.7      0.4
                                                               -----     ----
                                                               $12.2     $7.2
                                                               =====     ====



NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                               1998     1997
                                                               ------  --------
                                                               (In millions)
Net gains from asset sales..................................   $ 7.6    $ 0.8
Capital gains tax...........................................    (2.9)    (0.7)
Net capital gains transferred to IMR........................    (5.3)    (3.1)
                                                               -----    -----
  Net Realized Capital Losses...............................   $(0.6)   $(3.0)
                                                               =====    =====


Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                           1998         1997
                                                      ---------------  --------
                                                           (In millions)
Net (losses) gains from changes in security values
 and book value adjustments........................   $         (2.7)   $ 7.0
Increase in asset valuation reserve................             (3.3)    (2.0)
                                                      --------------    -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments....................................   $         (6.0)   $ 5.0
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
       December 31, 1998            Value      Gains       Losses      Value
       -----------------          ---------  ----------  ----------  ----------
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies ....   $    5.1     $ 0.1       $ 0.0      $    5.2
Obligations of states and
 political subdivisions........        3.2       0.3         0.0           3.5
Corporate securities...........      925.2      50.4        15.0         960.6
Mortgage-backed securities.....      252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds..................   $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========


             December 31, 1997
             -----------------
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies    $ 254.5  $ 0.2  $0.1    $  254.6
Obligations of states and political
 subdivisions..............................      12.1    1.0   0.0        13.1
Debt securities issued by foreign
 governments...............................       0.2    0.0   0.0         0.2
Corporate securities.......................     712.7   43.9   2.7       753.9
Mortgage-backed securities.................     113.2    3.5   0.0       116.7
                                              -------  -----  ----    --------
  Total bonds..............................   $1092.7  $48.6  $2.8    $1,138.5
                                              =======  =====  ====    ========


The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less................................   $   57.3    $   59.1
Due after one year through five years..................      283.4       294.1
Due after five years through ten years.................      374.9       388.7
Due after ten years....................................      217.9       227.4
                                                          --------    --------
                                                             933.5       969.3
Mortgage-backed securities.............................      252.3       262.2
                                                          --------    --------
                                                          $1,185.8    $1,231.5
                                                          ========    ========


Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement                    Geographic           Statement
    Property Type           Value                    Concentration            Value
    -------------         ---------                  -------------          ---------
                        (In millions)                                     (In millions)
Apartments...........      $106.4                East North Central...       $ 56.4
Hotels...............         9.6                East South Central...          0.9
Industrial...........        71.9                Middle Atlantic......         26.2
Office buildings.....        78.2                Mountain.............         27.5
Retail...............        29.6                New England..........         36.9
Agricultural.........        71.5                Pacific..............         96.4
Other................        20.9                South Atlantic.......         83.8
                                                 West North Central...         13.1
                                                 West South Central...         43.3
                                                 Other................          3.6
                           ------                                            ------
                           $388.1                                            $388.1
                           ======                                            ======


At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:


                         Number of Contracts/            Assets (Liabilities)
                                                ---------------------------------------
                           Notional Amounts             1998                 1997
                        ---------------------   ---------------------  ----------------
                                                 Carrying     Fair     Carrying    Fair
                           1998        1997       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities.....        947         367      $(0.5)     $ (0.5)    $(0.4)    $(0.4)
Interest rate swap
 agreements .........     $365.0      $245.0         --       (17.7)       --      (7.8)
Interest rate cap
 agreements .........       89.4        89.4        3.1         3.1       1.4       1.4
Currency rate swap
 agreements..........       15.8        14.3         --        (3.3)       --      (2.1)


The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
  With market value adjustment....................     $    0.9          0.1%
  At book value less surrender charge.............      1,677.9         88.8
                                                       --------        -----
     Total with adjustment........................      1,678.8         88.9
Subject to discretionary withdrawal at book value
 (without adjustment).............................        203.6         10.8
Not subject to discretionary withdrawal--general
 account..........................................          6.5          0.3
                                                       --------        -----
     Total annuity reserves and deposit
      liabilities.................................     $1,888.9        100.0%
                                                       ========        =====


NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                           Year Ended December 31
                               ---------------------------------------------
                                         1998                    1997
                               -----------------------   -------------------
                                Carrying       Fair      Carrying     Fair
                                  Amount      Value       Amount      Value
                               -----------  ----------   ---------  --------
                                               (In millions)
Assets
  Bonds--Note 6...............  $1,185.8     $1,231.5    $1,092.7    $1,138.5
  Preferred stocks--Note 6....      36.5         36.5        17.2        17.2
  Common stocks--Note 6.......       3.1          3.1         2.3         2.3
  Mortgage loans on real
    estate--Note 6............     388.1        401.3       273.9       285.8
  Policy loans--Note 1........     137.7        137.7       106.8       106.8
  Cash and cash
    equivalents--Note 1.......      19.9         19.9       143.2       143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts...........      (0.5)        (0.5)       (0.4)       (0.4)
  Interest rate swaps.........        --        (17.7)         --        (7.8)
  Currency rate swaps.........        --         (3.3)         --        (2.1)
  Interest rate caps..........       3.1          3.1         1.4         1.4
Liabilities
  Commitments--Note 10........        --         32.1          --       194.5


The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account V of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account V (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index (formerly, International Equities), Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, High Yield Bond, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity), and Frontier Capital Appreciation Subaccounts) as of December 31, 1998, the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account V at December 31, 1998, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 1999

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                           LARGE CAP     SOVEREIGN      EMERGING      INTERNATIONAL
                             GROWTH        BOND      MARKETS EQUITY    EQUITY INDEX
                           SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                          ------------  -----------  --------------  ---------------
ASSETS
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I,
 at value ..............  $318,056,515  $85,780,562    $    1,689      $44,324,924
Investments in shares
 of portfolios of M
 Fund Inc., at value                --           --            --               --
Receivable from:
 John Hancock Variable
  Series Trust I........        18,077        4,200            --            7,865
 M Fund Inc. ...........
                          ------------  -----------    ----------      -----------
Total assets............   318,074,592   85,784,762         1,689       44,332,789
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company...............        12,873        2,791            --            7,160
 M Fund Inc. ...........            --           --            --               --
Asset charges payable            5,204        1,410            --              705
                          ------------  -----------    ----------      -----------
Total liabilities.......        18,077        4,201            --            7,865
                          ------------  -----------    ----------      -----------
Net assets..............  $318,056,515  $85,780,561    $    1,689      $44,324,924
                          ============  ===========    ==========      ===========


                            GLOBAL     SMALL CAP   INTERNATIONAL     MID CAP
                            EQUITY      GROWTH       BALANCED        GROWTH
                          SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                          ----------  -----------  -------------  -------------
ASSETS
Investment in shares of
 portfolios of John
 Hancock Variable Series
 Trust I,
 at value................   $1,885    $13,486,064   $1,731,100     $11,219,643
Investments in shares of
 portfolios of M Fund
 Inc., at value..........       --             --           --              --
Receivable from:
 John Hancock Variable
  Series Trust I.........       --          4,459        2,752           3,110
 M Fund Inc..............
                            ------    -----------   ----------     -----------
Total assets.............    1,885     13,490,523    1,733,852      11,222,753
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
   Company...............       --          4,242        2,723           2,932
 M Fund Inc..............       --             --           --              --
Asset charges payable....       --            216           28             178
                            ------    -----------   ----------     -----------
Total liabilities........       --          4,458        2,751           3,110
                            ------    -----------   ----------     -----------
Net assets...............   $1,885    $13,486,065   $1,731,101     $11,219,643
                            ======    ===========   ==========     ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 1998


                                                                                     DIVERSIFIED MID
                                            LARGE CAP      MONEY                           CAP            BOND          SMALL/
                                              VALUE        MARKET     MID CAP VALUE      GROWTH          INDEX       MID CAP CORE
                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                           -----------  ------------  -------------  ---------------  ------------  ---------------
ASSETS
Investment in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value..................................   $10,716,976  $ 21,026,260  $ 16,254,342     $45,483,238    $      4,190   $      56,040
Investments in shares of portfolios of M
 Fund Inc., at value....................            --            --            --              --              --              --
Receivable from:
 John Hancock Variable Series Trust I...         6,475        80,158        22,469           5,483              --               1
 M Fund Inc.............................            --            --            --              --              --              --
                                           -----------  ------------  ------------     -----------    ------------   -------------
Total assets............................    10,723,451    21,106,418    16,276,811      45,488,721           4,190          56,041
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company...............................         6,300        79,813        22,206           4,773              --              --
 M Fund Inc.............................            --            --            --              --              --              --
Asset charges payable...................           176           344           263             711              --               1
                                           -----------  ------------  ------------     -----------    ------------   -------------
Total liabilities.......................         6,476        80,157        22,469           5,484              --               1
                                           -----------  ------------  ------------     -----------    ------------   -------------
Net assets..............................   $10,716,975  $ 21,026,261  $ 16,254,342     $45,483,237    $      4,190   $      56,040
                                           ===========  ============  ============     ===========    ============   =============


                                                  REAL ESTATE    GROWTH &                  SHORT-TERM  SMALL CAP    INTERNATIONAL
                                                     EQUITY       INCOME       MANAGED        BOND       VALUE       OPPORTUNITIES
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                                                  -----------  ------------  ------------  ----------  ----------  ----------------
ASSETS
Investment in shares of portfolios of John
 Hancock Variable Series Trust I, at value        $34,249,612  $552,313,331  $450,747,024  $6,046,092  $9,873,799    $17,088,499
Investments in shares of portfolios of M Fund
 Inc., at value.................................           --            --            --          --          --             --
Receivable from:
 John Hancock Variable Series Trust I...........       16,722        87,919       418,038       1,234       5,346          5,154
 M Fund Inc.....................................           --            --            --          --          --             --
                                                  -----------  ------------  ------------  ----------  ----------    -----------
Total assets....................................   34,266,334   552,401,250   451,165,062   6,047,326   9,879,245     17,093,653
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance Company...       16,186        78,844       410,639       1,145       5,188          4,874
 M Fund Inc.....................................           --            --            --          --          --             --
Asset charges payable...........................          536         9,075         7,398          89         158            280
                                                  -----------  ------------  ------------  ----------  ----------    -----------
Total liabilities...............................       16,722        87,919       418,037       1,234       5,346          5,154
                                                  -----------  ------------  ------------  ----------  ----------    -----------
Net assets......................................  $34,249,612  $552,313,331  $450,747,025  $6,046,092  $9,873,799    $17,088,499
                                                  ===========  ============  ============  ==========  ==========    ===========

 See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 1998


                                                                                           TURNER       BRANDES        FRONTIER
                                                  EQUITY     HIGH YIELD                     CORE     INTERNATIONAL      CAPITAL
                                                   INDEX        BOND     STRATEGIC BOND    GROWTH        EQUITY       APPRECIATION
                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                                -----------  ----------  --------------  ----------  -------------  ---------------
ASSETS
Investment in shares of portfolios of John
 Hancock Variable Series Trust I, at value...   $26,799,569    $1,765      $4,608,410    $2,774,457   $1,355,068      $7,229,794
Investments in shares of portfolios of M Fund
 Inc., at value..............................            --        --              --            --           --              --
Receivable from:
 John Hancock Variable Series Trust I........        76,155        --           3,774           235           22             272
 M Fund Inc..................................            --        --              --            --           --              --
                                                -----------    ------      ----------    ----------   ----------      ----------
Total assets.................................    26,875,724     1,765       4,612,184     2,774,692    1,355,090       7,230,066
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company....................................        75,715        --           3,698           190           --             156
 M Fund Inc..................................            --        --              --            --           --              --
Asset charges payable........................           440        --              76            45           22             116
                                                -----------    ------      ----------    ----------   ----------      ----------
Total liabilities............................        76,155        --           3,774           235           22             272
                                                -----------    ------      ----------    ----------   ----------      ----------
Net assets...................................   $26,799,569    $1,765      $4,608,410    $2,774,457   $1,355,068      $7,229,794
                                                ===========    ======      ==========    ==========   ==========      ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                            STATEMENTS OF OPERATIONS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                        LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                                   -------------------------------------   -------------------------------------
                                                      1998         1997         1996          1998         1997          1996
                                                   -----------  -----------  -----------   -----------  -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........   $31,074,914  $19,906,569  $22,706,338   $6,701,784   $5,517,405    $ 4,518,056
 M Fund Inc.....................................            --           --           --           --           --             --
                                                   -----------  -----------  -----------   ----------   ----------    -----------
Total investment income.........................    31,074,914   19,906,569   22,706,338    6,701,784    5,517,405      4,518,056
Expenses:
 Mortality and expense risks....................     1,577,321    1,152,388      789,368      486,757      417,812        352,330
                                                   -----------  -----------  -----------   ----------   ----------    -----------
Net investment income...........................    29,497,593   18,754,181   21,916,970    6,215,027    5,099,593      4,165,726
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss).......................     7,477,359    5,377,678    2,555,654      125,377     (316,608)      (136,401)
 Net unrealized appreciation (depreciation)
  during the period.............................    50,180,004   24,886,516   (2,922,417)    (432,666)   1,592,275     (1,537,488)
                                                   -----------  -----------  -----------   ----------   ----------    -----------
Net realized and unrealized gain (loss) on
 investments....................................    57,657,363   30,264,194     (366,763)    (307,289)   1,275,667     (1,673,889)
                                                   -----------  -----------  -----------   ----------   ----------    -----------
Net increase in net assets resulting from
 operations.....................................   $87,154,956  $49,018,375  $21,550,207   $5,907,738   $6,375,260    $ 2,491,837
                                                   ===========  ===========  ===========   ==========   ==========    ===========


                              EMERGING                                                 GLOBAL
                           MARKETS EQUITY                                              EQUITY
                             SUBACCOUNT     INTERNATIONAL EQUITY INDEX SUBACCOUNT    SUBACCOUNT
                           --------------  --------------------------------------   ------------
                               1998**         1998          1997          1996         1998**
                           --------------  -----------  -------------  ----------   ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I........        $ 1        $6,864,977   $ 2,032,258    $  460,651       $ 2
 M Fund Inc.............         --                --            --            --        --
                                ---        ----------   -----------    ----------       ---
Total investment
 income.................          1         6,864,977     2,032,258       460,651         2
Expenses:
 Mortality and expense
  risks.................                      258,595       249,823       209,866         1
                                ---        ----------   -----------    ----------       ---
Net investment income...          1         6,606,382     1,782,435       250,785         1
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)................         (1)        1,270,070       958,182       156,348        --
 Net unrealized
  appreciation
  (depreciation)
  during the period.....         (4)           23,662    (4,981,747)    2,539,023        69
                                ---        ----------   -----------    ----------       ---
Net realized and
 unrealized gain
 (loss) on investments
                                 (5)        1,293,732    (4,023,565)    2,695,371        69
                                ---        ----------   -----------    ----------       ---
Net increase
 (decrease) in net
 assets resulting from
 operations.............        $(4)       $7,900,114   $(2,241,130)   $2,946,156       $70
                                ===        ==========   ===========    ==========       ===

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                     SMALL CAP GROWTH SUBACCOUNT           INTERNATIONAL BALANCED SUBACCOUNT
                                                  ----------------------------------  -------------------------------------------
                                                     1998        1997        1996*       1998          1997              1996*
                                                  -----------  ---------  ----------  ---------  ---------------  -----------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........   $       --   $  3,380   $   1,404   $ 111,976  $       62,258    $        11,409
 M Fund Inc....................................           --         --          --          --              --                 --
                                                  ----------   --------   ---------   ---------  --------------    ---------------
Total investment income........................           --      3,380       1,404     111,976          62,258             11,409
Expenses:
 Mortality and expense risks...................       57,076     33,986       6,704       8,831           6,972              1,311
                                                  ----------   --------   ---------   ---------  --------------    ---------------
Net investment income (loss)...................      (57,076)   (30,606)     (5,300)    103,145          55,286             10,098
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)......................      157,975    116,210    (210,939)     20,527          29,092              1,642
 Net unrealized appreciation (depreciation)
  during the
  period.......................................    1,605,647    732,330     (86,846)    108,042         (68,785)            18,954
                                                  ----------   --------   ---------   ---------  --------------    ---------------
Net realized and unrealized gain (loss) on
 investments...................................    1,763,622    848,540    (297,785)    128,569         (39,693)            20,596
                                                  ----------   --------   ---------   ---------  --------------    ---------------
Net increase (decrease) in net assets resulting
 from operations...............................   $1,706,546   $817,934   $(303,085)  $ 231,714  $       15,593    $        30,694
                                                  ==========   ========   =========   =========  ==============    ===============


                              MID CAP GROWTH SUBACCOUNT      LARGE CAP VALUE SUBACCOUNT
                            ------------------------------  ------------------------------
                               1998       1997      1996*     1998        1997      1996*
                            ----------  ---------  -------  ----------  --------  --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.........   $  993,504  $     --   $ 7,102  $ 560,242   $259,192   $ 36,343
 M Fund Inc..............           --        --        --         --         --         --
                            ----------  --------   -------  ---------   --------   --------
Total investment
 income..................      993,504               7,102    560,242    259,192     36,343
Expenses:
 Mortality and expense
  risks..................       42,815    20,278     4,054     54,311     23,604      3,072
                            ----------  --------   -------  ---------   --------   --------
Net investment income
 (loss)..................      950,689   (20,278)    3,048    505,931    235,588     33,271
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain.......      338,131    64,078       168    364,328    147,209      3,072
 Net unrealized
  appreciation
  (depreciation)
  during the
  period.................    1,477,149   567,677    38,250   (186,805)   547,716     87,225
                            ----------  --------   -------  ---------   --------   --------
Net realized and
 unrealized gain on
 investments.............    1,815,280   631,755    38,418    177,523    694,925     90,297
                            ----------  --------   -------  ---------   --------   --------
Net increase in net
 assets resulting from
 operations..............   $2,765,969  $611,477   $41,466  $ 683,454   $930,513   $123,568
                            ==========  ========   =======  =========   ========   ========

 ---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                              MONEY MARKET SUBACCOUNT          MID CAP VALUE SUBACCOUNT
                           ------------------------------  ------------------------------------
                              1998       1997      1996       1998          1997        1996*
                           ----------  --------  --------  ------------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I........   $1,110,309  $895,867  $918,057  $   142,246   $  972,249   $ 28,018
 M Fund Inc.............           --        --        --                        --         --
                           ----------  --------  --------  -----------   ----------   --------
Total investment
 income.................    1,110,309   895,867   918,057      142,246      972,249     28,018
Expenses:
 Mortality and expense
  risks.................      125,891   101,168   105,920       95,456       36,967      2,232
                           ----------  --------  --------  -----------   ----------   --------
Net investment income...      984,418   794,699   812,137       46,790      935,282     25,786
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain......           --        --        --      470,277      148,954      2,034
 Net unrealized
  appreciation
  (depreciation)
  during the
  period................           --        --        --   (2,496,498)      58,693    102,527
                           ----------  --------  --------  -----------   ----------   --------
Net realized and
 unrealized gain
 (loss) on investments..           --        --        --   (2,026,221)     207,647    104,561
                           ----------  --------  --------  -----------   ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations.............   $  984,418  $794,699  $812,137  $(1,979,431)  $1,142,929   $130,347
                           ==========  ========  ========  ===========   ==========   ========


                                                                           SMALL/MID CAP
                                   DIVERSIFIED MID CAP           BOND INDEX       CORE
                                    GROWTH SUBACCOUNT            SUBACCOUNT    SUBACCOUNT
                           ------------------------------------  ----------  ---------------
                              1998        1997          1996       1998**        1998**
                           ----------  ------------  ----------  ----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I........   $  863,342  $ 5,058,010   $1,789,171    $ 62          $   --
 M Fund Inc.............           --           --           --      --              --
                           ----------  -----------   ----------    ----          ------
Total investment
 income.................      863,342    5,058,010    1,789,171      62
Expenses:
 Mortality and expense
  risks.................      281,235      296,759      188,016       1              14
                           ----------  -----------   ----------    ----          ------
Net investment income
 (loss).................      582,107    4,761,251    1,601,155      61             (14)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain......    1,879,057    4,458,015    1,418,069      --              --
 Net unrealized
  appreciation
  (depreciation)
  during the period.....        3,090   (7,254,086)   4,977,778     (88)          4,448
                           ----------  -----------   ----------    ----          ------
Net realized and
 unrealized gain
 (loss) on investments      1,882,147   (2,796,071)   6,395,847     (88)          4,448
                           ----------  -----------   ----------    ----          ------
Net increase
 (decrease) in net
 assets resulting from
 operations.............   $2,464,254  $ 1,965,180   $7,997,002    $(27)         $4,434
                           ==========  ===========   ==========    ====          ======

---------
* From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                            REAL ESTATE EQUITY
                                                                SUBACCOUNT
                                                  ----------------------------------------
                                                      1998          1997          1996
                                                  -------------  -----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........   $  2,281,310   $ 2,934,672  $  1,610,938
 M Fund Inc....................................             --            --            --
                                                  ------------   -----------  ------------
Total investment income........................      2,281,310     2,934,672     1,610,938
Expenses:
 Mortality and expense risks...................        219,763       212,177       145,276
                                                  ------------   -----------  ------------
Net investment income..........................      2,061,547     2,722,495     1,465,662
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain.............................        903,492       751,985       184,058
 Net unrealized appreciation (depreciation)
  during the period............................    (10,193,226)    2,343,294     5,976,712
                                                  ------------   -----------  ------------
Net realized and unrealized gain (loss) on
 investments...................................     (9,289,734)    3,095,279     6,160,770
                                                  ------------   -----------  ------------
Net increase (decrease) in net assets resulting
 from operations...............................   $ (7,228,187)  $ 5,817,774  $  7,626,432
                                                  ============   ===========  ============
                                                             GROWTH & INCOME
                                                                SUBACCOUNT
                                                  ----------------------------------------
                                                      1998         1997          1996
                                                  ------------  -----------  -------------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I...........   $ 54,199,315  $52,442,930   $37,254,741
M Fund Inc.....................................             --           --            --
                                                  ------------  -----------   -----------
Total investment income........................     54,199,315   52,442,930    37,254,741
Expenses:
Mortality and expense risks....................      2,856,645    2,178,739     1,542,729
                                                  ------------  -----------   -----------
Net investment income..........................     51,342,670   50,264,191    35,712,012
Net realized and unrealized gain (loss) on
investments:
Net realized gain..............................     12,465,262    7,351,086     3,938,033
Net unrealized appreciation (depreciation)
during the period..............................     60,549,503   32,872,184     6,429,197
                                                  ------------  -----------   -----------
Net realized and unrealized gain (loss) on
investments....................................     73,014,765   40,223,270    10,367,230
                                                  ------------  -----------   -----------
Net increase (decrease) in net assets resulting
from operations................................   $124,357,435  $90,487,461   $46,079,242
                                                  ============  ===========   ===========




                                        MANAGED                          SHORT-TERM BOND
                                      SUBACCOUNT                            SUBACCOUNT
                        --------------------------------------   ---------------------------------
                           1998         1997          1996         1998        1997         1996
                        -----------  -----------  ------------   ----------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $42,558,328  $34,981,042  $ 37,205,797   $ 318,055   $ 216,077    $140,926
 M Fund Inc.  . . . .            --           --            --          --          --          --
                        -----------  -----------  ------------   ---------   ---------    --------
Total investment
 income . . . . . . .    42,558,328   34,981,042    37,205,797     318,055     216,077     140,926
Expenses:
 Mortality and expense
  risks . . . . . . .     2,438,618    2,035,959     1,678,618      27,623      17,975      12,366
                        -----------  -----------  ------------   ---------   ---------    --------
Net investment income    40,119,710   32,945,083    35,527,179     290,432     198,102     128,560
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,216,094    3,754,808     3,555,551      13,933     (12,481)     20,920
 Net unrealized
  appreciation
  (depreciation)
  during the period .    28,230,322   19,460,056   (11,690,944)    (45,745)     24,408     (69,771)
                        -----------  -----------  ------------   ---------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   33,446,416   23,214,864    (8,135,393)   (31,8120)     11,927     (48,851)
                        -----------  -----------  ------------   ---------   ---------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $73,566,126  $56,159,947  $ 27,391,786   $ 258,620   $ 210,029    $ 79,709
                        ===========  ===========  ============   =========   =========    ========

 See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                               SMALL CAP VALUE             INTERNATIONAL OPPORTUNITIES
                                  SUBACCOUNT                        SUBACCOUNT
                        -------------------------------  ----------------------------------
                          1998        1997      1996*       1998       1997        1996*
                        ----------  ---------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  54,320   $537,451   $32,693   $   85,655  $  85,488    $  5,631
 M Fund Inc.  . . . .          --         --        --           --         --          --
                        ---------   --------   -------   ----------  ---------    --------
Total investment
 income . . . . . . .      54,320    537,451    32,693       85,655     85,488       5,631
Expenses:
 Mortality and expense
  risks . . . . . . .      51,961     21,374     2,395       64,058     27,161       3,818
                        ---------   --------   -------   ----------  ---------    --------
Net investment income       2,359    516,077    30,298       21,597     58,327       1,813
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     254,157    179,065    (1,418)     196,024    104,001       2,596
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (813,644)   (60,841)   66,350    1,366,734   (279,934)     98,849
                        ---------   --------   -------   ----------  ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   (559,487)   118,224    64,932    1,562,758   (175,933)    101,445
                        ---------   --------   -------   ----------  ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(557,128)  $634,301   $95,230   $1,584,355  $(117,606)   $103,258
                        =========   ========   =======   ==========  =========    ========


                                                       EQUITY INDEX            HIGH YIELD BOND         STRATEGIC BOND
                                                        SUBACCOUNT               SUBACCOUNT              SUBACCOUNT
                                              -------------------------------  ---------------  -----------------------------
                                                 1998        1997      1996*       1998**         1998      1997      1996*
                                              ----------  ----------  -------  ---------------  --------  --------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . .   $  700,367  $  289,092  $27,780       $12         $217,011  $155,751   $13,269
 M Fund Inc.  . . . . . . . . . . . . . . .           --          --       --        --               --        --        --
                                              ----------  ----------  -------       ---         --------  --------   -------
Total investment income . . . . . . . . . .      700,367     289,092   27,780        12          217,011   155,751    13,269
Expenses:
 Mortality and expense risks  . . . . . . .      108,231      33,761    2,194         1           23,315    10,483       675
                                              ----------  ----------  -------       ---         --------  --------   -------
Net investment income . . . . . . . . . . .      592,136     255,331   25,586        11          193,696   145,268    12,594
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain  . . . . . . . . . . . .      997,526      72,875    4,690        --           25,425     4,242     1,272
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .    2,882,597     973,872   58,797        (9)          91,397     7,679    (2,250)
                                              ----------  ----------  -------       ---         --------  --------   -------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .    3,880,123   1,046,747   63,487        (9)         116,822    11,921      (978)
                                              ----------  ----------  -------       ---         --------  --------   -------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $4,472,259  $1,302,078  $89,073       $ 2         $310,518  $157,189   $11,616
                                              ==========  ==========  =======       ===         ========  ========   =======



---------
* From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                               BRANDES                      FRONTIER
                                             TURNER CORE GROWTH          INTERNATIONAL EQUITY         CAPITAL APPRECIATION
                                                 SUBACCOUNT                   SUBACCOUNT                   SUBACCOUNT
                                        ----------------------------   --------------------------  -----------------------------
                                          1998     1997     1996*       1998      1997     1996*     1998      1997      1996*
                                        --------  -------  ---------   --------  ---------  -----  ---------  -------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I . . . . . . . . . . . . . .   $     --  $    --  $     --   $     --  $     --   $ --   $     --   $    --   $      --
 M Fund Inc.  . . . . . . . . . . . .     48,858   22,593        91     76,526    11,174    362     14,932    59,777          --
                                        --------  -------  --------   --------  --------   ----   --------   -------   ---------
Total investment income . . . . . . .     48,858   22,593        91     76,526    11,174    362     14,932    59,777          --
Expenses:
 Mortality and expense risks  . . . .      4,430      828     1,556      6,543     2,688     74     24,050     7,104       1,628
                                        --------  -------  --------   --------  --------   ----   --------   -------   ---------
Net investment income (loss)  . . . .     44,428   21,765    (1,465)    69,983     8,486    288     (9,118)   52,673      (1,628)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss) . . . . . .     38,125    1,020   (75,788)     8,487       371    (30)    89,974    10,828    (130,154)
 Net unrealized appreciation
  (depreciation) during the period  .    318,448   17,720        --    101,256   (32,110)   220    524,011    28,386       1,432
                                        --------  -------  --------   --------  --------   ----   --------   -------   ---------
Net realized and unrealized gain
 (loss) on investments  . . . . . . .    356,573   18,740   (75,788)   109,743   (31,739)   190    613,985    39,214    (128,722)
                                        --------  -------  --------   --------  --------   ----   --------   -------   ---------
Net increase (decrease) in net assets
 resulting from operations  . . . . .   $401,001  $40,505  $(77,253)  $179,726  $(23,253)  $478   $604,867   $91,887   $(130,350)
                                        ========  =======  ========   ========  ========   ====   ========   =======   =========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                      LARGE CAP GROWTH                              SOVEREIGN BOND
                                                         SUBACCOUNT                                   SUBACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                             1998           1997           1996           1998           1997            1996
                                         -------------  -------------  ------------   -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 29,497,593   $ 18,754,181   $ 21,916,970   $  6,215,027   $  5,099,593    $  4,165,726
 Net realized gains (losses) . . . . .      7,477,359      5,377,678      2,555,654        125,377       (316,608)       (136,401)
 Net unrealized appreciation
  (depreciation) during the period . .     50,180,004     24,886,516     (2,922,417)      (432,666)     1,592,275      (1,537,488)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations . . . . . . . . . . .     87,154,956     49,018,375     21,550,207      5,907,738      6,375,260       2,491,837
From policyholder transactions:
 Net premiums from policyholders . . .     50,518,731     50,870,640     51,040,008     17,861,340     21,348,125      20,848,505
 Net benefits to policyholders . . . .    (40,022,049)   (32,643,981)   (33,079,850)   (15,352,996)   (14,778,316)    (15,298,035)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from policyholder transactions  . . .     10,496,682     18,226,659     17,960,158      2,508,344      6,569,809       5,550,470
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets . . . . . .     97,651,638     67,245,034     39,510,365      8,416,082     12,945,069       8,042,307
Net assets at beginning of period  . .    220,404,877    153,159,843    113,649,478     77,364,479     64,419,410      56,377,103
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period  . . . . .   $318,056,515   $220,404,877   $153,159,843   $ 85,780,561   $ 77,364,479    $ 64,419,410
                                         ============   ============   ============   ============   ============    ============


                         EMERGING
                         MARKETS                                                    GLOBAL
                          EQUITY               INTERNATIONAL EQUITY                 EQUITY
                        SUBACCOUNT               INDEX SUBACCOUNT                 SUBACCOUNT
                        ----------  ------------------------------------------   ------------
                          1998**        1998           1997           1996          1998**
                        ----------  -------------  -------------  ------------   ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income   $    1     $  6,606,382   $  1,782,435   $    250,785     $    1
 Net realized gains
  (losses). . . . . .        (1)       1,270,070        958,182        156,348         --
 Net unrealized
  appreciation
  (depreciation)
  during the period .        (4)          23,662     (4,981,747)     2,539,023         69
                         ------     ------------   ------------   ------------     ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .        (4)       7,900,114     (2,241,130)     2,946,156         70
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     1,730       11,092,106     17,654,531     17,279,404      1,850
 Net benefits to
  policyholders . . .       (37)     (16,638,267)   (12,889,618)   (11,711,164)       (35)
                         ------     ------------   ------------   ------------     ------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .     1,691       (5,546,159)     4,764,913      5,568,240      1,815
                         ------     ------------   ------------   ------------     ------
Net increase in net
 assets . . . . . . .     1,689        2,353,955      2,523,783      8,514,396      1,885
Net assets at
 beginning of period          0       41,970,969     39,447,186     30,932,790          0
                         ------     ------------   ------------   ------------     ------
Net assets at end of
 period . . . . . . .    $1,689     $ 44,324,924   $ 41,970,969   $ 39,447,186     $1,885
                         ======     ============   ============   ============     ======


---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                             SMALL CAP                           INTERNATIONAL BALANCED
                                                         GROWTH SUBACCOUNT                             SUBACCOUNT
                                              ----------------------------------------  ----------------------------------------
                                                 1998          1997          1996          1998          1997            1996
                                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . .   $   (57,076)  $   (30,606)  $    (5,300)  $   103,145   $    55,286    $     10,098
 Net realized gains (losses)  . . . . . . .       157,975       116,210      (210,939)       20,527        29,092           1,642
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     1,605,647       732,330       (86,846)      108,042       (68,785)         18,954
                                              -----------   -----------   -----------   -----------   -----------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . .     1,706,546       817,934      (303,085)      231,714        15,593          30,694
From policyholder transactions:
 Net premiums from policyholders  . . . . .     6,942,071     7,111,430     5,020,648       775,469     1,210,054         777,316
 Net benefits to policyholders  . . . . . .    (3,551,395)   (2,474,024)   (1,784,150)     (433,887)     (811,533)        (64,319)
                                              -----------   -----------   -----------   -----------   -----------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .     3,390,766     4,637,406     3,236,498       341,582       398,521         712,997
                                              -----------   -----------   -----------   -----------   -----------    ------------
Net increase in net assets  . . . . . . . .     5,097,312     5,455,340     2,933,413       573,296       414,114         743,691
Net assets at beginning of period . . . . .     8,388,753     2,933,413             0     1,157,805       743,691               0
                                              -----------   -----------   -----------   -----------   -----------    ------------
Net assets at end of period . . . . . . . .   $13,486,065   $ 8,388,753   $ 2,933,413   $ 1,731,101   $ 1,157,805    $    743,691
                                              ===========   ===========   ===========   ===========   ===========    ============


                                                             MID CAP GROWTH                          LARGE CAP VALUE
                                                               SUBACCOUNT                               SUBACCOUNT
                                                 --------------------------------------   --------------------------------------
                                                    1998          1997         1996*         1998          1997          1996*
                                                 ------------  ------------  ----------   ------------  ------------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . . . .   $   950,689   $   (20,278)  $    3,048   $   505,931   $   235,588    $   33,271
 Net realized gains  . . . . . . . . . . . . .       338,131        64,078          168       364,328       147,209         3,072
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .     1,477,149       567,677       38,250      (186,805)      547,716        87,225
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 operations  . . . . . . . . . . . . . . . . .     2,765,969       611,477       41,466       683,454       930,513       123,568
From policyholder transactions:
 Net premiums from policyholders . . . . . . .     6,310,992     3,564,986    2,413,439     6,344,623     5,175,373     1,814,755
 Net benefits to policyholders . . . . . . . .    (2,644,280)   (1,603,972)    (240,434)   (2,846,246)   (1,416,071)      (92,994)
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . . .     3,666,712     1,961,014    2,173,005     3,498,377     3,759,302     1,721,761
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . . .     6,432,681     2,572,491    2,214,471     4,181,831     4,689,815     1,845,329
Net assets at beginning of period  . . . . . .     4,786,962     2,214,471            0     6,535,144     1,845,329             0
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . . .   $11,219,643   $ 4,786,962   $2,214,471   $10,716,975   $ 6,535,144    $1,845,329
                                                 ===========   ===========   ==========   ===========   ===========    ==========

  ---------
*  From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                            MONEY MARKET                              MID CAP VALUE
                                                             SUBACCOUNT                                 SUBACCOUNT
                                             ------------------------------------------   --------------------------------------
                                                 1998           1997           1996          1998          1997          1996*
                                             -------------  -------------  ------------   ------------  ------------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    984,418   $    794,699   $    812,137   $    46,790   $   935,282    $   25,786
 Net realized gains  . . . . . . . . . . .             --             --             --       470,277       148,954         2,034
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .             --             --             --    (2,496,498)       58,693       102,527
                                             ------------   ------------   ------------   -----------   -----------    ----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .        984,418        794,699        812,137    (1,979,431)    1,142,929       130,347
From policyholder transactions:
 Net premiums from policyholders . . . . .     29,578,379     19,719,031     24,680,961    12,176,727    12,224,626     1,258,509
 Net benefits to policyholders . . . . . .    (26,039,389)   (21,386,542)   (27,801,448)   (7,125,389)   (1,523,046)      (50,930)
                                             ------------   ------------   ------------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       3,538,991     (1,667,511)    (3,120,487)    5,051,338    10,701,580     1,207,579
                                             ------------   ------------   ------------   -----------   -----------    ----------
Net increase (decrease) in net assets  . .      4,523,409       (872,812)    (2,308,350)    3,071,907    11,844,509     1,337,926
Net assets at beginning of period  . . . .     16,502,852     17,375,664     19,684,014    13,182,435     1,337,926             0
                                             ------------   ------------   ------------   -----------   -----------    ----------
Net assets at end of period  . . . . . . .   $ 21,026,261   $ 16,502,852   $ 17,375,664   $16,254,342   $13,182,435    $1,337,926
                                             ============   ============   ============   ===========   ===========    ==========


                                                                                  SMALL/MID CAP
                                DIVERSIFIED MID CAP GROWTH           BOND INDEX        CORE
                                        SUBACCOUNT                   SUBACCOUNT     SUBACCOUNT
                        ------------------------------------------   ----------  ---------------
                            1998           1997           1996         1998**        1998**
                        -------------  -------------  -------------  ----------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    582,107   $  4,761,251   $  1,601,155    $   61        $   (14)
 Net realized gains .      1,879,057      4,458,015      1,418,069        --             --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .          3,090     (7,254,086)     4,977,778       (88)         4,448
                        ------------   ------------   ------------    ------        -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      2,464,254      1,965,180      7,997,002       (27)         4,434
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     15,336,392     26,820,224     30,839,359     4,217         51,606
 Net benefits to
  policyholders . . .    (24,152,376)   (23,391,073)   (12,562,876)       --             --
                        ------------   ------------   ------------    ------        -------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .     (8,815,986)     3,429,151     18,276,483     4,217         51,606
                        ------------   ------------   ------------    ------        -------
Net increase
 (decrease) in net
 assets . . . . . . .     (6,351,732)     5,394,331     26,273,485     4,190         56,040
Net assets at
 beginning of period      51,834,969     46,440,638     20,167,153         0              0
                        ------------   ------------   ------------    ------        -------
Net assets at end of
 period . . . . . . .   $ 45,483,237   $ 51,834,969   $ 46,440,638    $4,190        $56,040
                        ============   ============   ============    ======        =======


---------
* From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                     REAL ESTATE EQUITY                            GROWTH & INCOME
                                                         SUBACCOUNT                                   SUBACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                             1998           1997           1996           1998           1997            1996
                                         -------------  -------------  ------------   -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $  2,061,547   $  2,722,495   $  1,465,662   $ 51,342,670   $ 50,264,191    $ 35,712,012
 Net realized gains  . . . . . . . . .        903,492        751,985        184,058     12,465,262      7,351,086       3,938,033
 Net unrealized appreciation
  (depreciation) during the period . .    (10,193,226)     2,343,294      5,976,712     60,549,503     32,872,184       6,429,197
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     (7,228,187)     5,817,774      7,626,432    124,357,435     90,487,461      46,079,242
From policyholder transactions:
 Net premiums from policyholders . . .      9,200,146     13,842,210     10,025,714     92,202,780     94,961,660      93,961,136
 Net benefits to policyholders . . . .    (10,281,699)    (8,886,892)    (8,112,734)   (79,305,839)   (70,387,297)    (57,300,211)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     (1,081,553)     4,955,318      1,912,980     12,896,941     24,574,363      36,660,925
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets      (8,309,740)    10,773,092      9,539,412    137,254,376    115,061,824      82,740,167
Net assets at beginning of period  . .     42,559,352     31,786,260     22,246,848    415,058,955    299,997,131     217,256,964
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period  . . . . .   $ 34,249,612   $ 42,559,352   $ 31,786,260   $552,313,331   $415,058,955    $299,997,131
                                         ============   ============   ============   ============   ============    ============


                                                             MANAGED                                 SHORT-TERM BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                            ------------------------------------------   ---------------------------------------
                                                1998           1997           1996          1998          1997           1996
                                            -------------  -------------  -------------  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 40,119,710   $ 32,945,083   $ 35,527,179   $   290,432   $   198,102    $   128,560
 Net realized gains (losses)  . . . . . .      5,216,094      3,754,808      3,555,551        13,933       (12,481)        20,920
 Net unrealized appreciation
  (depreciation) during the period  . . .     28,230,322     19,460,056    (11,690,944)      (45,745)       24,408        (69,771)
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .     73,566,126     56,159,947     27,391,786       258,620       210,029         79,709
From policyholder transactions:
 Net premiums from policyholders  . . . .     67,707,213     71,811,719     71,167,775     3,006,341     3,042,915      2,675,105
 Net benefits to policyholders  . . . . .    (60,791,416)   (61,937,355)   (56,734,361)   (1,696,858)   (1,790,137)    (2,206,096)
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .      6,915,797      9,874,364     14,433,414     1,309,481     1,252,778        469,009
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net increase in net assets  . . . . . . .     80,481,923     66,034,311     41,825,200     1,568,101     1,462,806        548,718
Net assets at beginning of period . . . .    370,265,102    304,230,791    262,405,591     4,477,991     3,015,184      2,466,466
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net assets at end of period . . . . . . .   $450,747,025   $370,265,102   $304,230,791   $ 6,046,092   $ 4,477,991    $ 3,015,184
                                            ============   ============   ============   ===========   ===========    ===========

 See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                            SMALL CAP VALUE                    INTERNATIONAL OPPORTUNITIES
                                                               SUBACCOUNT                               SUBACCOUNT
                                                 --------------------------------------   --------------------------------------
                                                    1998          1997         1996*         1998          1997          1996*
                                                 ------------  ------------  ----------   ------------  ------------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . . .   $     2,359   $   516,077   $   30,298   $    21,597   $    58,327    $    1,813
 Net realized gains (losses) . . . . . . . . .       254,157       179,065       (1,418)      196,024       104,001         2,596
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .      (813,644)      (60,841)      66,350     1,366,734      (279,934)       98,849
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . .      (557,128)      634,301       95,230     1,584,355      (117,606)      103,258
From policyholder transactions:
 Net premiums from policyholders . . . . . . .     7,056,456     6,430,967    1,344,453    11,422,860     6,249,522     2,395,587
 Net benefits to policyholders . . . . . . . .    (3,706,669)   (1,313,921)    (109,889)   (2,428,740)   (1,882,431)     (238,306)
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . . .     3,349,786     5,117,046    1,234,564     8,994,120     4,367,091     2,157,281
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . . .     2,792,658     5,751,347    1,329,794    10,578,475     4,249,485     2,260,539
Net assets at beginning of period  . . . . . .     7,081,141     1,329,794            0     6,510,024     2,260,539             0
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . . .   $ 9,873,799   $ 7,081,141   $1,329,794   $17,088,499   $ 6,510,024    $2,260,539
                                                 ===========   ===========   ==========   ===========   ===========    ==========


                                                                    HIGH YIELD
                                       EQUITY INDEX                    BOND
                                        SUBACCOUNT                  SUBACCOUNT
                          --------------------------------------   ------------
                             1998          1997         1996*         1998**
                          ------------  ------------  -----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income    $   592,136   $   255,331   $   25,586     $   11
 Net realized gains . .       997,526        72,875        4,690         --
 Net unrealized
  appreciation
  (depreciation) during
  the period  . . . . .     2,882,597       973,872       58,797         (9)
                          -----------   -----------   ----------     ------
Net increase in net
 assets resulting from
 operations . . . . . .     4,472,259     1,302,078       89,073          2
From policyholder
 transactions:
 Net premiums from
  policyholders . . . .    18,349,859     9,373,895    1,242,668      1,791
 Net benefits to
  policyholders . . . .    (6,452,625)   (1,445,089)    (132,549)       (28)
                          -----------   -----------   ----------     ------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . . .    11,897,234     7,928,806    1,110,119      1,763
                          -----------   -----------   ----------     ------
Net increase in net
 assets . . . . . . . .    16,369,493     9,230,884    1,199,192      1,765
Net assets at beginning
 of period  . . . . . .    10,430,076     1,199,192            0          0
                          -----------   -----------   ----------     ------
Net assets at end of
 period . . . . . . . .   $26,799,569   $10,430,076   $1,199,192     $1,765
                          ===========   ===========   ==========     ======


---------
* From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                  STRATEGIC BOND                           TURNER CORE
                                    SUBACCOUNT                          GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------------
                           1998         1997       1996*        1998          1997           1996*
                        -----------  -----------  --------   -----------  -------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  193,696   $  145,268   $ 12,594   $   44,428   $     21,765    $    (1,465)
 Net realized gains
  (losses). . . . . .       25,425        4,242      1,272       38,125          1,020        (75,788)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       91,397        7,679     (2,250)     318,448         17,720             --
                        ----------   ----------   --------   ----------   ------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      310,518      157,189     11,616      401,001         40,505        (77,253)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .    2,562,718    2,575,091    495,203    2,940,093        209,202      1,525,222
 Net benefits to
  policyholders . . .     (892,634)    (522,585)   (88,706)    (811,472)        (7,612)    (1,445,229)
                        ----------   ----------   --------   ----------   ------------    -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .    1,670,084    2,052,506    406,497    2,128,621        201,590         79,993
                        ----------   ----------   --------   ----------   ------------    -----------
Net increase in net
 assets . . . . . . .    1,980,602    2,209,695    418,113    2,529,622        242,095          2,740
Net assets at
 beginning of period     2,627,808      418,113          0      244,835          2,740              0
                        ----------   ----------   --------   ----------   ------------    -----------
Net assets at end of
 period . . . . . . .   $4,608,410   $2,627,808   $418,113   $2,774,457   $    244,835    $     2,740
                        ==========   ==========   ========   ==========   ============    ===========


                                    BRANDES                          FRONTIER CAPITAL
                             INTERNATIONAL EQUITY                      APPRECIATION
                                  SUBACCOUNT                            SUBACCOUNT
                        --------------------------------  --------------------------------------
                           1998        1997      1996*       1998          1997          1996*
                        -----------  ---------  --------  ------------  -----------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   69,983   $  8,486   $   288   $    (9,118)  $   52,673    $    (1,628)
 Net realized gains
  (losses). . . . . .        8,487        371       (30)       89,974       10,828       (130,154)
 Net unrealized
  appreciation
  (depreciation)
  during the period .      101,256    (32,110)      220       524,011       28,386          1,432
                        ----------   --------   -------   -----------   ----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      179,726    (23,253)      478       604,867       91,887       (130,350)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .      457,393    764,978    64,120     5,165,104    2,429,648      1,568,562
 Net benefits to
  policyholders . . .      (76,919)   (10,047)   (1,407)   (1,076,779)     (47,057)    (1,376,088)
                        ----------   --------   -------   -----------   ----------    -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .      380,473    754,931    62,713     4,088,325    2,382,591        192,474
                        ----------   --------   -------   -----------   ----------    -----------
Net increase in net
 assets . . . . . . .      560,199    731,678    63,191     4,693,192    2,474,478         62,124
Net assets at
 beginning of period       794,869     63,191         0     2,536,602       62,124              0
                        ----------   --------   -------   -----------   ----------    -----------
Net assets at end of
 period . . . . . . .   $1,355,068   $794,869   $63,191   $ 7,229,794   $2,536,602    $    62,124
                        ==========   ========   =======   ===========   ==========    ===========


---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Variable Life Account V (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-six subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-six Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index (formerly, International Equities), Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, High Yield Bond, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity) and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

L

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .60% of net assets of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1998 were as follows:


                SUBACCOUNT            SHARES OWNED      COST          VALUE
                ----------            ------------  ------------  --------------
      Large Cap Growth  . . . . . .    12,142,245   $235,402,483   $318,056,515
      Sovereign Bond  . . . . . . .     8,645,835     84,807,507     85,780,562
      Emerging Markets Equity . . .           238          1,694          1,689
      International Equity Index  .     2,848,543     45,974,251     44,324,924
      Global Equity . . . . . . . .           191          1,816          1,885
      Small Cap Growth  . . . . . .     1,038,384     11,234,932     13,486,064
      International Balanced  . . .       155,612      1,672,887      1,731,100
      Mid Cap Growth  . . . . . . .       742,261      9,136,569     11,219,643
      Large Cap Value . . . . . . .       764,391     10,268,840     10,716,976
      Money Market  . . . . . . . .     2,102,626     21,026,261     21,026,260
      Mid Cap Value . . . . . . . .     1,334,115     18,589,620     16,254,342
      Diversified Mid Cap Growth  .     2,853,472     45,109,983     45,483,238
      Bond Index  . . . . . . . . .           411          4,278          4,190
      Small/Mid Cap CORE  . . . . .         6,214         51,592         56,040
      Real Estate Equity  . . . . .     2,748,812     35,643,163     34,249,612
      Growth & Income . . . . . . .    28,334,899    432,637,528    552,313,331
      Managed . . . . . . . . . . .    28,827,116    396,549,399    450,747,024
      Short-Term Bond . . . . . . .       601,695      6,083,594      6,046,092
      Small Cap Value . . . . . . .       852,010     10,681,936      9,873,899
      International Opportunities .     1,399,021     15,902,850     17,088,499
      Equity Index  . . . . . . . .     1,513,867     22,884,303     26,799,569
      High Yield Bond . . . . . . .           191          1,774          1,765
      Strategic Bond  . . . . . . .       434,780      4,511,586      4,608,410
      Turner Core Growth  . . . . .       155,520      2,438,293      2,774,457
      Brandes International Equity        125,006      1,285,922      1,355,068
      Frontier Capital Appreciation       479,112      6,677,398      7,229,794

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

  Purchases, including reinvestment of dividend distributions and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1998, were as follows:


                   SUBACCOUNT                 PURCHASES        SALES
                   ----------                ------------  -------------
      Large Cap Growth . . . . . . . . . .   $ 60,056,615   $20,062,340
      Sovereign Bond . . . . . . . . . . .     17,193,357     8,469,956
      Emerging Markets Equity  . . . . . .          1,738            45
      International Equity Index . . . . .     13,298,411    12,238,188
      Global Equity  . . . . . . . . . . .          1,830            14
      Small Cap Growth . . . . . . . . . .      5,212,634     1,878,945
      International Balanced . . . . . . .        891,556       446,831
      Mid Cap Growth . . . . . . . . . . .      6,196,277     1,578,875
      Large Cap Value  . . . . . . . . . .      5,544,671     1,540,362
      Money Market . . . . . . . . . . . .     24,150,417    19,627,008
      Mid Cap Value  . . . . . . . . . . .     10,174,189     5,076,062
      Diversified Mid Cap Growth . . . . .      8,870,815    17,104,694
      Bond Index . . . . . . . . . . . . .          4,279             1
      Small/Mid Cap CORE . . . . . . . . .         51,605            13
      Real Estate Equity . . . . . . . . .      6,973,005     5,993,011
      Growth & Income  . . . . . . . . . .    101,104,853    36,865,243
      Managed  . . . . . . . . . . . . . .     76,770,686    29,735,180
      Short-Term Bond  . . . . . . . . . .      3,072,537     1,472,622
      Small Cap Value  . . . . . . . . . .      5,794,840     2,442,693
      International Opportunities  . . . .     10,647,007     1,631,290
      Equity Index . . . . . . . . . . . .     16,107,138     3,617,768
      High Yield Bond  . . . . . . . . . .          1,802            28
      Strategic Bond . . . . . . . . . . .      2,667,370       803,590
      Turner Core Growth . . . . . . . . .      3,052,385       879,335
      Brandes International Equity . . . .        530,820        80,364
      Frontier Capital Appreciation  . . .      5,113,856     1,034,648



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Life Account V, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using ''00'' as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    23                                             25
account value. . . . .     7                                              8
attained age . . . . .     8                                             12

base policy premium. .                                                    8

basic account value. .                                                    4

beneficiary. . . . . .    23
business day . . . . .    23                                             11
changing Option 1 or 2    27                                              9
charges. . . . . . . .     7                                             14
Code . . . . . . . . .    29                                             25
cost of insurance rates    8                                             25
date of issue. . . . .    25                                              4

death benefit. . . . .     3
deductions . . . . . .     7                                              2
dollar cost averaging.    10                                             16

Excess Value                                                              6

expenses of the Trust.     9
fixed investment option   24                                              7
full surrender . . . .    11                                              2
fund . . . . . . . . .     2                                             23
grace period . . . . .     6                                              1
guaranteed death
 benefit . . . . . . .    12                                             12
insurance charge . . .     8                                             23

insured person . . . .     4
investment options . .     1                                             11
JHVLICO. . . . . . . .    23                                              8
John Hancock Variable
 Series Trust  . . . .     2                                             11
lapse. . . . . . . . .     6                                             29
loan . . . . . . . . .    11                                             16

loan interest. . . . .    12                                             10
maximum guaranteed
 recalculation premium                                                    1

maximum premiums . . .     5                                             23
minimum insurance
 amount. . . . . . . .    13                                             11

minimum premiums . . .     5                                              9
modified endowment
 contract. . . . . . .    30                                              4

                         PROSPECTUS DATED MAY 3, 1999

                                    FLEX-V2

              a scheduled premium variable life insurance policy
                                   issued by

           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                         JHVLICO LIFE SERVICING OFFICE
                         -----------------------------
                               EXPRESS DELIVERY
                               ----------------
                             529 Main Street (X-4)
                             Charlestown, MA 02129
                                   U.S. MAIL
                                   ---------
                                 P.O. Box 111
                               Boston, MA 02117
                  PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following 27 variable investment options:

                VARIABLE INVESTMENT OPTION                                   MANAGED BY
                --------------------------                                   ----------
---------------------------------------------------------------------------------------------------------
Managed...................................................  Independence Investment Associates, Inc.
Growth & Income...........................................  Independence Investment Associates, Inc.
Equity Index..............................................  State Street Global Advisors
Large Cap Value...........................................  T. Rowe Price Associates, Inc.
Large Cap Growth..........................................  Independence Investment Associates, Inc.
Mid Cap Value.............................................  Neuberger Berman, LLC
Mid Cap Growth............................................  Janus Capital Corporation
Real Estate Equity........................................  Independence Investment Associates, Inc.
Small/Mid Cap Growth......................................  Wellington Management Company, LLP
Small/Mid Cap CORE........................................  Goldman Sachs Asset Management
Small Cap Value...........................................  INVESCO Management & Research, Inc.
Small Cap Growth..........................................  John Hancock Advisers, Inc.
Global Equity.............................................  Scudder Kemper Investments, Inc.
International Balanced....................................  Brinson Partners, Inc.
International Equity Index................................  Independence International Associates, Inc.
International Opportunities...............................  Rowe Price-Fleming International, Inc.
Emerging Markets Equity...................................  Montgomery Asset Management, LLC
Short-Term Bond...........................................  Independence Investment Associates, Inc.
Bond Index................................................  Mellon Bond Associates, LLP
Sovereign Bond............................................  John Hancock Advisers, Inc.
Global Bond...............................................  J.P. Morgan Investment Management, Inc.
High Yield Bond...........................................  Wellington Management Company, LLP
Money Market..............................................  John Hancock Mutual Life Insurance Company
Brandes International Equity..............................  Brandes Investment Partners, L.P.
Turner Core Growth........................................  Turner Investment Partners, Inc.
Frontier Capital Appreciation.............................  Frontier Capital management Company, Inc.
Enhanced U.S. Equity......................................  Franklin Portfolio Associates, LLC
---------------------------------------------------------------------------------------------------------

         We may add or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust") or of M Fund, Inc. (together, the Trust and M Fund, Inc. are referred to as the "Series Funds"). The Series Funds are mutual funds that offer a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Attached to this prospectus are prospectuses for the Series Funds that contain detailed information about each fund offered under the policy. Be sure to read the prospectuses for the Series Funds before selecting any of the variable investment options shown on page 1.

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 17.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 22.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account V. These start on page 40.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 79.

   After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

   Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                        Pages to See
--------                                                        ------------
 .What is the policy?..............................................     4
 .Who owns the policy?.............................................     4
 .How can I invest money in the policy?............................     4-5
 .Is there a minimum amount I must invest?.........................     5-6
 .How will the value of my investment in the policy change over....     7
time?
 .What charges will JHVLICO deduct from my investment in the.......     7-9
policy?
 .What charges will the Series Funds deduct from my investment in the policy?
                                                                       9
 .What other charges could JHVLICO impose in the future?...........     10
 .How can I change my policy's investment allocations?.............     10-11
 .How can I access my investment in the policy?....................     11-12
 .How much will JHVLICO pay when the insured person dies?..........     12-13
 .How can I change my policy's insurance coverage?.................     13-14
 .Can I cancel my policy after it's issued?........................     14
 .Can I choose the form in which JHVLICO pays out policy...........     14
proceeds?
 .To what extent can JHVLICO vary the terms and conditions of its policies in particular cases?
                                                                       15
 .How will my policy be treated for income tax purposes?...........     15
 .How do I communicate with JHVLICO?...............................     15-16

Here are the page numbers where the questions and answers appear:

  WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow amounts you have in the investment options

     . Withdraw any amount we consider to be "Excess Value" in your policy

     . Change the beneficiary who will receive the death benefit

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Reduce the amount of insurance by surrendering part of the policy

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

  WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". We require that your first premium at least equal your first
                                -----
"Required Premium" (discussed below). Except as noted below, you can make any other premium payments you wish at any time. You can request that we bill you for amounts of premiums that exceed your Required Premium payments and you can subsequently request that we change the amount that we bill.

Maximum premium payments

  If you have chosen the Option 1 or Option 2 death benefit (see "How much will JHVLICO pay when the insured person dies?"), Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page 29.

  Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance, or

     . that amount of premium would cause the cumulative premiums you have paid to date to exceed the cumulative scheduled premiums due to date under the policy.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Required Premiums

  The Policy Specifications page of your policy will show the "Required Premium" for the policy. In the policy application, you will choose one of the following "modes" of premium payment -- annual, semi-annual, quarterly or monthly. We make no additional charge for any of these choices of payment mode. You can request that we change your payment mode at any time.

  The scheduled date on which such a payment is "due" is referred to in the policy as a "modal processing date." Premiums are scheduled to be paid for the whole of the insured person's lifetime. If, on any modal processing date, the cumulative amount of all premium payments you have made does not equal or exceed the cumulative amount of all Required Premiums due through that date, your policy will enter a grace period, unless your policy has Excess Value as of that date. For purposes of determining whether enough premiums have been paid as of any modal processing date, we reduce the amount of premiums you have paid by the amount of any withdrawals you have taken from what we consider to be the "premium component" of any Excess Value in your policy (see below).

Excess Value and its components

  As of the last business day in each policy month, we compare the account value of the policy against the "Basic Account Value" (described below) to determine if any "Excess Value" exists under the policy. Excess Value is any amount of account value greater than the Basic Account Value.

  The policy statements that we send you (see "Reports that you will receive" on page __) will specify the amount of any Excess Value at the end of the reporting period. If you wish this information at any other time, you may contact your JHVLICO representative or telephone us at 1-800-732-5543.

  The Basic Account Value generally increases over the life of the policy, as the attained age of the insured person increases. Basic Account Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy's benefits at any time based on accepted actuarial methods and assumptions. See "How we calculate Basic Account Value" below for further details.

  Excess Value may arise from two sources. The "premium component" is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The "experience component" is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

Lapse

  If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a "grace period" of at least 31 days after we mail the notice to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Options on Lapse

  If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

  The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.

  You may surrender a policy that is being continued under any of these options for the option's surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

Reinstatement

  You can still reactivate (i.e., "reinstate") a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.

Amount of Required Premiums

  We initially determine the amount of your scheduled premium at the time your policy is issued, in accordance with our established rules and rates. It consists of a "base policy premium" plus certain additional amounts if the insured person presents an extra mortality risk to us or if you have purchased certain additional insurance benefits. These amounts will be set forth in the "Policy Specifications" section of your policy as the components of your Required Premium.

  The "base policy premium" is the amount of the Required Premium for an insured person in the "standard" underwriting risk class who has not purchased any additional insurance benefits by rider. The base policy premium will not change until the Required Premium recalculation discussed below, or until such time as you partially surrender the policy.

Premium recalculation

  You may make a one-time request that we recalculate your base policy premium at any time not later than the policy anniversary nearest the insured person's 69th birthday (or, if later, the ninth policy anniversary). The base policy premium that results from the recalculation will apply to all periods subsequent to the recalculation. That resulting base policy premium may be higher or lower than, or the same as, the previous base policy premium. This, in turn, will determine whether the Required Premium will be higher, lower or stay the same for those subsequent periods. If your right to request a premium recalculation expires without your having exercised it, we will automatically perform the premium recalculation at the next policy anniversary.

  The premium recalculation feature makes it possible for us to set a lower base policy premium (and thus a lower Required Premium) at the time the policy is issued than would be possible without this feature. If you wish to "lock in" a base policy premium (and Required Premium) at any time prior to the feature's expiration, you can do so by requesting a premium recalculation.

  The amount of the new base policy premium after a premium recalculation depends on the insured person's sex, smoking status, attained age, the guaranteed death benefit under the policy and the account value at the close of the business day that precedes the recalculation. The new base policy premium will never exceed the policy's "guaranteed maximum recalculation premium" based on the insured person's attained age at the time of the recalculation. The guaranteed maximum recalculation premium for each attained age will appear in the "Policy Specifications" section of your policy.

  The guaranteed maximum recalculation premium increases as the insured person's attained age increases. Accordingly, by delaying the premium recalculation, you assume the risk that the base policy premium following the recalculation will be higher than it would have been had the recalculation been performed at an earlier date. The longer the delay and the lower the policy's account value, the greater the risk. On the other hand, by postponing the premium recalculation, you may benefit from (1) a lower base policy premium prior to the recalculation and (2) a longer period to accumulate enough account value to reduce the possibility (or amount) of an increase in the base policy premium at the time of the recalculation.

  If your policy has any Excess Value at the time of the premium recalculation, the base policy premium will be less following the recalculation than it would have been had the recalculation been performed at the earliest possible date (i.e., at the time of policy issuance). Otherwise it will be more.

  As an example, consider the policy illustrated on page __ of this prospectus (Death Benefit Option 1 in the amount of $100,000, assuming current charge rates, for a male standard risk non-smoker age 35 at issue). If no premium recalculation is made at policy issuance, the base policy premium for the policy would be $900 until such time as the premium recalculation is made. Assuming that amount of premium is paid annually until the premium recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the base policy premium would be following a recalculation on the dates shown.

                                         Base Policy Premium Following
                                   Recalculation Assuming Hypothetical Gross
                                           Annual Rate of Return of:
Policy Anniversary of             ------------------------------------------
Premium Recalculation                  0%             6%              12%
---------------------             -------------  -------------  ---------------
 0 (Issue Date) . . . . . . . .     $1,414.00      $1,414.00       $1,414.00
 5  . . . . . . . . . . . . . .     $1,607.99      $1,581.92       $1,551.41
10  . . . . . . . . . . . . . .     $1,900.30      $1,791.31       $1,635.15
15  . . . . . . . . . . . . . .     $2,334.72      $2,058.15       $1,566.76
20  . . . . . . . . . . . . . .     $3,008.11      $2,433.77       $1,151.92
25  . . . . . . . . . . . . . .     $4,077.27      $2,998.48       $    0.00
30  . . . . . . . . . . . . . .     $5,845.15      $3,914.46       $    0.00
35* . . . . . . . . . . . . . .     $8,404.00      $5,561.76       $    0.00

____________
* Mandatory premium recalculation if you do not choose earlier date.

  We will make a one-time charge if the new base policy premium is less than the guaranteed maximum recalculation premium that would have applied had the recalculation been done at the time the policy was issued. The charge will not exceed 3% (currently1 1/2%) of the policy's Excess Value exceeds at the time of the premium recalculation. See "Guaranteed Minimum Death Benefit Charge" on page
__.

  The amount of any account value that is considered Excess Value under your policy may increase or decrease as a result of a premium recalculation. See "Excess Value and its components" above

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will
                                               --------
increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Series Funds and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest
                                    -----
at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge or the guaranteed death benefit charge described on page 8. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 11.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 5% of the premiums you pay each policy year that do not total more than the Required Premium for that policy year. We currently waive 30% of this charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale in 1994, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Guaranteed Death Benefit and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.)

  If the Guaranteed Death Benefit at issue is $100,000 or more, the insured person may be eligible for the "preferred" underwriting class, which has the lowest cost of insurance charges for policies of this type. In addition, we currently apply a lower insurance charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter below what it otherwise would be, but such a reduction is not guaranteed either. Because policies of this type were first offered for sale in 1994, no reductions have yet been made.

 . Guaranteed death benefit charge - A monthly charge for our guarantee that
 ---------------------------------
  the death benefit will never be less than the Guaranteed Death Benefit. This charge is currently 1c per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted. We guarantee that this charge will never exceed 3c per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted.

 . Extra mortality risk charge - An insured person who does not qualify for
 -----------------------------
  either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Additional insurance benefits charges - An additional Required premium
 ---------------------------------------
  must be paid if you elect to purchase any additional insurance benefit that is added to the policy by means of a rider. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

 . Premium recalculation charge - When we perform any recalculation as
 ------------------------------
  described in the subsection titled "Premium recalculation" on page __, we deduct a one-time charge in the amount described in that subsection.

 . Administrative surrender charge - A charge we deduct if the policy lapses
 ---------------------------------
  or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy's Guaranteed Death Benefit at that time. The maximum charge is $5 per $1,000 of the policy's Guaranteed Death benefit in policy years 1 through 6, $4 per $1,000 in policy year 8 and $3 per $1,000 in policy year
  9. For insured persons age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four policy years. Currently a policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth policy year and is charged no more than $300 if the surrender or lapse is in the first four policy years. We may withdraw or modify these lower current charges at any time.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first thirteen policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the base policy premiums due (whether or not actually paid) on or before the date of surrender or lapse. (For this purpose base policy premiums are pro-rated through the end of the policy month in which the surrender or lapse occurs).


                                                     Maximum Contingent Deferred Sales
                                                   Charge as a Percentage of Base Policy
                                                      Premiums Due Through Effective
      For Surrenders or Lapses Effective During:        Date of Surrender or Lapse
      ------------------------------------------   -------------------------------------
      Policy Years 1-6  . . . . . . . . . . . .                   15.00%
      Policy Year 7 . . . . . . . . . . . . . .                   12.85%
      Policy Year 8 . . . . . . . . . . . . . .                   10.00%
      Policy Year 9 . . . . . . . . . . . . . .                    7.77%
      Policy Year 10  . . . . . . . . . . . . .                    6.00%
      Policy Year 11  . . . . . . . . . . . . .                    4.55%
      Policy Year 12  . . . . . . . . . . . . .                    2.92%
      Policy Year 13  . . . . . . . . . . . . .                    1.54%
      Policy Year 14 and Later  . . . . . . . .                       0%

  The amount of the CDSC is calculated on the basis of the base policy premium for the attained age of the insured person at the time the policy is issued. The base policy premium that we use to compute the CDSC is not affected by (1) any recalculation of the type referred to under "premium recalculation" on page __, or (2) the non-mandatory character of any Required Premium due to Excess Value in the policy on that premium's due date. The CDSC, as reflected in the above table, reaches its maximum at the end of the sixth policy year and is reduced in each policy year thereafter until it reaches zero in policy year 14. At issue ages higher than 54, the maximum is reached at an earlier policy year and may be reduced to zero over a shorter number of years.

 . Partial withdrawal charge - A charge of $20 for each partial withdrawal
 ---------------------------
  of Excess Value to compensate us for the administrative expenses of processing the withdrawal.

 WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Series Funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Series Funds and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The figures in the following chart for the funds of the Trust are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.


                                          Other     Total Fund       Other Operating
                          Investment    Operating    Operating          Expenses
Fund Name               Management Fee   Expenses    Expenses     Absent Reimbursement*
---------               --------------  ----------  -----------  -----------------------
Managed.................     0.32%        0.05 %          0.37%              0.05%
Growth & Income.........     0.25%        0.05 %          0.30%              0.05%
Equity Index............     0.14%        0.08 %          0.22%              0.08%
Large Cap Value.........     0.74%        0.07 %                             0.07%
Large Cap Growth........    0.37%         0.05 %          0.42%              0.05%
Mid Cap Value...........     0.80%        0.05 %          0.85%              0.05%
Mid Cap Growth..........     0.85%        0.08 %              %              0.08%
Real Estate Equity......     0.60%        0.05 %          0.65%              0.05%
Small/Mid Cap Growth**
Small/Mid Cap CORE
Small Cap Value.........     0.80%        0.07 %              %              0.07%
Small Cap Growth........     0.75%        0.08 %          0.83%              0.08%
Global Equity
International Balanced..     0.85%        0.10 %          0.95%              0.64%
International Equity
 Index..................     0.17%        0.10 %          0.27%              0.23%
International
 Opportunities..........    0.87%         0.10 %          0.97%              0.32%
Emerging Markets
 Equity
Short-Term Bond.........     0.30%        0.05%           0.35%
Bond Index
Sovereign Bond..........     0.25%        0.05 %          0.30%              0.05%
Global Bond**...........     0.69%        0.06 %              %              0.06%
High Yield Bond
Money Market............     0.25%        0.05 %          0.30%              0.05%

* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.
** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
   Bond was formerly "Strategic Bond."

  The figures in the following chart for the funds of M Fund, Inc. are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees currently payable and the 1998 other operating expenses allocated to M Fund, Inc.



                                                                                                                   Other Operating
                                                                                              Other     Total Fund     Expenses
                                                                              Investment    Operating   Operating       Absent
Fund Name                                                                   Management Fee   Expenses    Expenses   Reimbursement*
---------                                                                   --------------  ----------  ---------- ---------------
Brandes International Equity**  . . . . . . . . . . . . . . . . . . . . .       1.02%         0.25%       1.27%             %
Turner Core Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.45%         0.25%       0.70%         2.97%
Frontier Capital Appreciation . . . . . . . . . . . . . . . . . . . . . .       0.90%         0.25%       1.15%             %
Enhanced U.S. Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .       0.55%         0.25%       0.80%

* M Financial Investment Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of the fund's average daily net assets.
** Brandes International Equity was formerly "Edinburgh Overseas Equity."

 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must equal 100% in total.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment
                                                             --------
option anytime you wish. However, transfers out of the fixed investment option
                                                       -----
are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals of Excess Value

  Under our current administrative rules, you may make a partial withdrawal of your policy's Excess Value, if any, at any time after the first policy year (see "Excess Value and its components" on page __). Each partial withdrawal must be at least $1,000. There is a $20 charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

     . In policy years 2 and 3 - - 75% of that portion of your surrender value that is attributable to the variable investment options

     . In all later policy years - - 90% of that portion of your surrender value that is attributable to the variable investment options

  The minimum amount of each loan is $300, unless the loan is used to pay premiums. The interest charged on any loan is an effective annual rate of 5.0%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0% for the first 20 policy years and 4.5% thereafter. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

  If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

  HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called your "Guaranteed Death Benefit". In the policy, this may also be referred to as the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

     . Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described below).

     . Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy's Excess Value (if any) on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

     . Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "cash value accumulation test" (as described below).

  For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age
95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Change of death benefit option

  At any time, you may change your coverage from death benefit Option 1 to Option 2 or vice-versa. However, if you change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Partial surrenders

  You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Guaranteed Death Benefit at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Required Premium for the policy will be adjusted to prospectively reflect the new Guaranteed Death Benefit. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge and any administrative surrender charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.

Tax consequences

  Please read "Tax considerations" starting on page 29 to learn about possible tax consequences of changing your insurance coverage under the policy.

  CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

  CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions described in the prospectus may vary depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 28. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 29.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you, except as discussed below under "Telephone Transactions.". They include the following:

     . loans, surrenders (including partial surrenders) or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other entities that use programmed and frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

     ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                             ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Guaranteed Death Benefit. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% before any fees or expenses. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Required Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the three death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the reduction in the monthly insurance charge after the ninth policy year and the waiver after the tenth policy year of the sales charge deducted from premiums. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .61%, and (2) an assumed average asset charge for all other Series Fund operating expenses equivalent to an effective annual rate of .10%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Required Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Guaranteed Death Benefit and annual Required Premium amount requested.

DEATH BENEFIT OPTION 1:--LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT
CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    945     $100,000  $100,000  $100,000    $  324   $   357   $    390    $    0   $     0    $      0
   2           1,937      100,000   100,000   100,000       874       968      1,067       304       398         497
   3           2,979      100,000   100,000   100,000     1,407     1,598      1,805       702       893       1,100
   4           4,073      100,000   100,000   100,000     1,923     2,247      2,611     1,083     1,407       1,771
   5           5,222      100,000   100,000   100,000     2,420     2,912      3,488     1,745     2,237       2,813
   6           6,428      100,000   100,000   100,000     2,897     3,596      4,445     2,087     2,786       3,635
   7           7,694      100,000   100,000   100,000     3,352     4,295      5,488     2,542     3,485       4,678
   8           9,024      100,000   100,000   100,000     3,785     5,010      6,626     3,065     4,290       5,906
   9          10,420      100,000   100,000   100,000     4,193     5,740      7,866     3,563     5,110       7,236
  10          11,886      100,000   100,000   100,000     4,587     6,500      9,240     4,047     5,960       8,700
  11          13,425      100,000   100,000   100,000     5,002     7,326     10,796     4,552     6,876      10,346
  12          15,042      100,000   100,000   100,000     5,391     8,172     12,505     5,076     7,857      12,190
  13          16,739      100,000   100,000   100,000     5,755     9,040     14,382     5,575     8,860      14,202
  14          18,521      100,000   100,000   100,000     6,092     9,930     16,449     6,092     9,930      16,449
  15          20,392      100,000   100,000   100,000     6,400    10,842     18,724     6,400    10,842      18,724
  16          22,356      100,000   100,000   100,000     6,678    11,775     21,232     6,678    11,775      21,232
  17          24,419      100,000   100,000   100,000     6,917    12,721     23,993     6,917    12,721      23,993
  18          26,585      100,000   100,000   100,000     7,109    13,677     27,033     7,109    13,677      27,033
  19          28,859      100,000   100,000   100,000     7,251    14,639     30,383     7,251    14,639      30,383
  20          31,247      100,000   100,000   100,000     7,336    15,602     34,079     7,336    15,602      34,079
  25          45,102      100,000   100,000   100,000     6,679    20,266     59,437     6,679    20,266      59,437
  30          62,785      100,000   100,000   123,471     3,300    23,982    102,892     3,300    23,982     102,892
  35          85,353      100,000   100,000   201,000         0    24,717    174,782         0    24,717     174,782
  40         142,835      100,000   100,000   301,502         0    41,360    287,145         0    41,360     287,145
  45         216,198      100,000   100,000   498,557         0    37,409    474,816         0    37,409     474,816

(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,843 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,843 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                   Account Value                   Surrender Value
                         -----------------------------  -------------------------------   -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross      Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:    Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -------------------------------   -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross   6% Gross   12% Gross   0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  ---------  ---------  ----------  --------  --------  -----------
   1        $    945     $100,000  $100,000  $100,000    $  276     $   307    $    339    $    0   $     0    $      0
   2           1,937      100,000   100,000   100,000       779         867         960         9        97         190
   3           2,979      100,000   100,000   100,000     1,266       1,443       1,636       361       538         731
   4           4,073      100,000   100,000   100,000     1,736       2,035       2,372       696       995       1,332
   5           5,222      100,000   100,000   100,000     2,186       2,641       3,173     1,011     1,466       1,998
   6           6,428      100,000   100,000   100,000     2,618       3,262       4,046     1,308     1,952       2,736
   7           7,694      100,000   100,000   100,000     3,028       3,896       4,995     1,818     2,686       3,785
   8           9,024      100,000   100,000   100,000     3,417       4,542       6,029     2,297     3,422       4,909
   9          10,420      100,000   100,000   100,000     3,781       5,200       7,153     2,851     4,270       6,223
  10          11,886      100,000   100,000   100,000     4,122       5,871       8,380     3,582     5,331       7,840
  11          13,425      100,000   100,000   100,000     4,436       6,550       9,716     3,986     6,100       9,266
  12          15,042      100,000   100,000   100,000     4,720       7,237      11,172     4,405     6,922      10,857
  13          16,739      100,000   100,000   100,000     4,975       7,931      12,760     4,795     7,751      12,580
  14          18,521      100,000   100,000   100,000     5,198       8,631      14,495     5,198     8,631      14,495
  15          20,392      100,000   100,000   100,000     5,387       9,334      16,389     5,387     9,334      16,389
  16          22,356      100,000   100,000   100,000     5,540      10,039      18,461     5,540    10,039      18,461
  17          24,419      100,000   100,000   100,000     5,650      10,739      20,724     5,650    10,739      20,724
  18          26,585      100,000   100,000   100,000     5,710      11,429      23,197     5,710    11,429      23,197
  19          28,859      100,000   100,000   100,000     5,718      12,104      25,902     5,718    12,104      25,902
  20          31,247      100,000   100,000   100,000     5,663      12,755      28,861     5,663    12,755      28,861
  25          45,102      100,000   100,000   100,000     4,229      15,408      48,601     4,229    15,408      48,601
  30          62,785      100,000   100,000   100,000         0      15,982      81,342         0    15,982      81,342
  35          85,353      100,000   100,000   156,178         0      11,499     135,807         0    11,499     135,807
  40         151,015      100,000   100,000   228,341         0      17,203     217,468         0    17,203     217,468
  45         234,819      100,000   100,000   369,017         0           0     351,445         0         0     351,445


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,253 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,253 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 5% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    945     $100,000  $100,000  $100,000    $  324   $   357   $    390    $    0   $     0    $      0
   2           1,937      100,000   100,000   100,000       874       968      1,067       304       398         497
   3           2,979      100,000   100,000   100,000     1,407     1,598      1,805       702       893       1,100
   4           4,073      100,000   100,000   100,000     1,923     2,247      2,611     1,083     1,407       1,771
   5           5,222      100,000   100,000   100,000     2,420     2,912      3,488     1,745     2,237       2,813
   6           6,428      100,000   100,000   100,000     2,897     3,596      4,445     2,087     2,786       3,635
   7           7,694      100,000   100,000   100,000     3,352     4,295      5,488     2,542     3,485       4,678
   8           9,024      100,000   100,000   100,000     3,785     5,010      6,626     3,065     4,290       5,906
   9          10,420      100,000   100,000   100,000     4,193     5,740      7,866     3,563     5,110       7,236
  10          11,886      100,000   100,000   100,000     4,587     6,500      9,240     4,047     5,960       8,700
  11          13,425      100,000   100,000   100,000     5,002     7,326     10,796     4,552     6,876      10,346
  12          15,042      100,000   100,000   100,000     5,391     8,172     12,505     5,076     7,857      12,190
  13          16,739      100,000   100,000   100,000     5,755     9,040     14,382     5,575     8,860      14,202
  14          18,521      100,000   100,000   100,000     6,092     9,930     16,449     6,092     9,930      16,449
  15          20,392      100,000   100,000   100,000     6,400    10,842     18,724     6,400    10,842      18,724
  16          22,356      100,000   100,000   100,365     6,678    11,775     21,232     6,678    11,775      21,232
  17          24,419      100,000   100,000   101,505     6,917    12,721     23,989     6,917    12,721      23,989
  18          26,585      100,000   100,000   102,880     7,109    13,677     27,017     7,109    13,677      27,017
  19          28,859      100,000   100,000   104,522     7,251    14,639     30,343     7,251    14,639      30,343
  20          31,247      100,000   100,000   106,463     7,336    15,602     33,996     7,336    15,602      33,996
  25          45,102      100,000   100,000   122,012     6,679    20,266     58,511     6,679    20,266      58,511
  30          62,785      100,000   100,000   152,318     3,300    23,982     98,267     3,300    23,982      98,267
  35          85,353      100,000   100,000   207,621         0    24,717    163,050         0    24,717     163,050
  40         142,835      100,000   105,400   292,367         0    39,722    265,424         0    39,722     265,424
  45         216,198      100,000   100,000   457,866         0    34,256    436,063         0    34,256     436,063


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,843 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,843 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    945     $100,000  $100,000  $100,000    $  276   $   307   $    339    $    0   $     0    $      0
   2           1,937      100,000   100,000   100,000       779       867        960         9        97         190
   3           2,979      100,000   100,000   100,000     1,266     1,443      1,636       361       538         731
   4           4,073      100,000   100,000   100,000     1,736     2,035      2,372       696       995       1,332
   5           5,222      100,000   100,000   100,000     2,186     2,641      3,173     1,011     1,466       1,998
   6           6,428      100,000   100,000   100,000     2,618     3,262      4,046     1,308     1,952       2,736
   7           7,694      100,000   100,000   100,000     3,028     3,896      4,995     1,818     2,686       3,785
   8           9,024      100,000   100,000   100,000     3,417     4,542      6,029     2,297     3,422       4,909
   9          10,420      100,000   100,000   100,000     3,781     5,200      7,153     2,851     4,270       6,223
  10          11,886      100,000   100,000   100,000     4,122     5,871      8,380     3,582     5,331       7,840
  11          13,425      100,000   100,000   100,000     4,436     6,550      9,716     3,986     6,100       9,266
  12          15,042      100,000   100,000   100,000     4,720     7,237     11,172     4,405     6,922      10,857
  13          16,739      100,000   100,000   100,000     4,975     7,931     12,760     4,795     7,751      12,580
  14          18,521      100,000   100,000   100,000     5,198     8,631     14,495     5,198     8,631      14,495
  15          20,392      100,000   100,000   100,000     5,387     9,334     16,389     5,387     9,334      16,389
  16          22,356      100,000   100,000   100,000     5,540    10,039     18,461     5,540    10,039      18,461
  17          24,419      100,000   100,000   100,000     5,650    10,739     20,724     5,650    10,739      20,724
  18          26,585      100,000   100,000   100,000     5,710    11,429     23,197     5,710    11,429      23,197
  19          28,859      100,000   100,000   100,082     5,718    12,104     25,902     5,718    12,104      25,902
  20          31,247      100,000   100,000   101,324     5,663    12,755     28,857     5,663    12,755      28,857
  25          45,102      100,000   100,000   111,745     4,229    15,408     48,245     4,229    15,408      48,245
  30          62,785      100,000   100,000   132,595         0    15,982     78,543         0    15,982      78,543
  35          85,353      100,000   100,000   170,766         0    11,499    126,195         0    11,499     126,195
  40         151,015      100,000   100,000   224,845         0    16,623    197,902         0    16,623     197,902
  45         234,819      100,000   100,000   335,277         0         0    314,479         0         0     314,479


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,253 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,253 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    945     $100,000  $100,000  $100,000   $   324   $   357   $    390   $     0   $     0    $      0
   2           1,937      100,000   100,000   100,000       874       968      1,067       304       398         497
   3           2,979      100,000   100,000   100,000     1,407     1,598      1,805       702       893       1,100
   4           4,073      100,000   100,000   100,000     1,923     2,247      2,611     1,083     1,407       1,771
   5           5,222      100,000   100,000   100,000     2,420     2,912      3,488     1,745     2,237       2,813
   6           6,428      100,000   100,000   100,000     2,897     3,596      4,445     2,087     2,786       3,635
   7           7,694      100,000   100,000   100,000     3,352     4,295      5,488     2,542     3,485       4,678
   8           9,024      100,000   100,000   100,000     3,785     5,010      6,626     3,065     4,290       5,906
   9          10,420      100,000   100,000   100,000     4,193     5,740      7,866     3,563     5,110       7,236
  10          11,886      100,000   100,000   100,000     4,587     6,500      9,240     4,047     5,960       8,700
  11          13,425      100,000   100,000   100,000     5,002     7,326     10,796     4,552     6,876      10,346
  12          15,042      100,000   100,000   100,000     5,391     8,172     12,505     5,076     7,857      12,190
  13          16,739      100,000   100,000   100,000     5,755     9,040     14,382     5,575     8,860      14,202
  14          18,521      100,000   100,000   100,000     6,092     9,930     16,449     6,092     9,930      16,449
  15          20,392      100,000   100,000   100,000     6,400    10,842     18,724     6,400    10,842      18,724
  16          22,356      100,000   100,000   100,000     6,678    11,775     21,232     6,678    11,775      21,232
  17          24,419      100,000   100,000   100,000     6,917    12,721     23,993     6,917    12,721      23,993
  18          26,585      100,000   100,000   100,000     7,109    13,677     27,033     7,109    13,677      27,033
  19          28,859      100,000   100,000   100,000     7,251    14,639     30,383     7,251    14,639      30,383
  20          31,247      100,000   100,000   100,000     7,336    15,602     34,079     7,336    15,602      34,079
  25          45,102      100,000   100,000   115,101     6,679    20,266     59,236     6,679    20,266      59,236
  30          62,785      100,000   100,000   168,245     3,300    23,982     98,852     3,300    23,982      98,852
  35          85,353      100,000   100,000   241,076         0    24,717    159,273         0    24,717     159,273
  40         142,835      100,000   100,000   334,189    16,380    49,388    244,147    16,380    49,388     244,147
  45         216,198      100,000   103,913   465,318    31,311    82,301    368,539    31,311    82,301     368,539


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,843 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,843 at 6% and $0 at 12%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    945     $100,000  $100,000  $100,000   $   276   $   307   $    339   $     0   $     0    $      0
   2           1,937      100,000   100,000   100,000       779       867        960         9        97         190
   3           2,979      100,000   100,000   100,000     1,266     1,443      1,636       361       538         731
   4           4,073      100,000   100,000   100,000     1,736     2,035      2,372       696       995       1,332
   5           5,222      100,000   100,000   100,000     2,186     2,641      3,173     1,011     1,466       1,998
   6           6,428      100,000   100,000   100,000     2,618     3,262      4,046     1,308     1,952       2,736
   7           7,694      100,000   100,000   100,000     3,028     3,896      4,995     1,818     2,686       3,785
   8           9,024      100,000   100,000   100,000     3,417     4,542      6,029     2,297     3,422       4,909
   9          10,420      100,000   100,000   100,000     3,781     5,200      7,153     2,851     4,270       6,223
  10          11,886      100,000   100,000   100,000     4,122     5,871      8,380     3,582     5,331       7,840
  11          13,425      100,000   100,000   100,000     4,436     6,550      9,716     3,986     6,100       9,266
  12          15,042      100,000   100,000   100,000     4,720     7,237     11,172     4,405     6,922      10,857
  13          16,739      100,000   100,000   100,000     4,975     7,931     12,760     4,795     7,751      12,580
  14          18,521      100,000   100,000   100,000     5,198     8,631     14,495     5,198     8,631      14,495
  15          20,392      100,000   100,000   100,000     5,387     9,334     16,389     5,387     9,334      16,389
  16          22,356      100,000   100,000   100,000     5,540    10,039     18,461     5,540    10,039      18,461
  17          24,419      100,000   100,000   100,000     5,650    10,739     20,724     5,650    10,739      20,724
  18          26,585      100,000   100,000   100,000     5,710    11,429     23,197     5,710    11,429      23,197
  19          28,859      100,000   100,000   100,000     5,718    12,104     25,902     5,718    12,104      25,902
  20          31,247      100,000   100,000   100,000     5,663    12,755     28,861     5,663    12,755      28,861
  25          45,102      100,000   100,000   100,000     4,229    15,408     48,601     4,229    15,408      48,601
  30          62,785      100,000   100,000   135,580         0    15,982     79,659         0    15,982      79,659
  35          85,353      100,000   100,000   190,309         0    11,499    125,733         0    11,499     125,733
  40         151,015      100,000   100,000   255,474     6,534    32,979    186,641     6,534

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 16.

CONTENTS OF THIS SECTION                                      PAGES TO SEE
------------------------                                      ------------
Description of JHVLICO ....................                   23
How we support the policy and investment options              23-24
Procedures for issuance of a policy.......                    24-25
Commencement of investment performance....                    25
How we process certain policy transactions                    25-27
Effects of policy loans...................                    27
How we calculate "basic policy value".....

Additional information about how certain policy charges work  27-28
How we market the policies................                    28-29
Tax considerations........................                    29-30
Reports that you will receive.............                    31
Voting privileges that you will have......                    31
Changes that JHVLICO can make as to your policy               31-32
Adjustments we make to death benefits.....                    32
When we pay policy proceeds...............                    32-33
Other details about exercising rights and paying benefits     33
Year 2000 Issues..........................

Legal matters.............................                    33
Registration statement filed with the SEC.                    33
Accounting and actuarial experts..........                    33
Financial statements of JHVLICO and the Account               33
List of Directors and Executive Officers of JHVLICO           34

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"), a company chartered in Massachusetts in 1862. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $67 billion and it has invested over $380 million in JHVLICO in connection with our organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account V

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account V (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Guaranteed Death Benefit at issue of $50,000. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 25).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . At least the first Required Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed below).

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day that first precedes the date of issue.

  (2) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium's due date.

  (3) If the first Required Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the first Required Premium is received.

  (4) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (5) If we receive any premium payment that will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (6) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Reinstatements of lapsed policies

 . Change of death benefit Option from 1 to 2

 A change from Option 2 to Option 1 is effective on the monthly deduction date on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals, partial surrenders and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Guaranteed Death Benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds the surrender value of the policy, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address), unless a repayment of such excess is made within that period.

 HOW WE CALCULATE BASIC ACCOUNT VALUE

  "Basic account value" is discussed generally under "Is there a minimum amount I must invest?" beginning on page __. More specifically, the basic account value at any time is what the policy's account value would have been at that time if
(1) level annual premiums (and no additional premiums) had been paid in the amount of the maximum guaranteed recalculation premium at issue and earned a constant net return of 4% per annum and (2) the cost of insurance charges had been deducted at the maximum rates set forth in the policy, and no other charges. The maximum guaranteed recalculation premium at issue is described under "Premium recalculation" and its amount is specified in each policy.

  Notwithstanding the foregoing, if there is a policy loan outstanding, the basic account value will not be less than 110% of the outstanding loan. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the basic account value to cover these items through the end of the then-current policy year.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 28.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. For example, if you paid a Required Premium of $1,000 in each of the first two policy years, you would pay total premium sales charges of $100. If instead you paid $2,000 (i.e., two times the Required Premium amount) in the first policy year, you would pay total premium sales charges of only $50. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 29.) On the other hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John

Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the base policy premiums (prior to any premium recalculation) that would be payable in the first policy year, 7.5% of the such premiums payable in the second policy year, and 5% of any such premiums received by us in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of such base policy premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon full or partial surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if a Series Fund failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods and the death benefit proceeds would lose their non-taxable status.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the premium payments for which we will bill you will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force indefinitely, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as a Guaranteed Death Benefit increase, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a partial surrender, a reduction in the Guaranteed Death Benefit, or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Guaranteed Death Benefit, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.

  Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of the Series Funds which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Funds' shareholders in accordance with instructions received from owners of such policies. Shares of the Series Funds held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 YEAR 2000 ISSUES

  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its parent, JHVLICO has developed and is executing a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and
thereafter.   The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.

  JHVLICO has substantially completed the process of remediating its systems and expects the compliance testing component of the project to be substantially complete by June, 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of year 2000, please refer to Note 12 of the Notes to Statutory-Basis Financial Statements of John Hancock Variable Life Insurance Company included in this prospectus.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A.,an Actuary of JHVLICO.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

              LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors               Principal Occupations
---------               ---------------------
David F. D'Alessandro   Chairman of the Board and Chief Executive Officer of
                        JHVLICO; President and Chief Operating Officer, John
                        Hancock Mutual Life Insurance Company.
Michele G. Van Leer     Vice Chairman of the Board and President of JHVLICO;
                        Senior Vice President, John Hancock Mutual Life
                        Insurance Company.
Joseph A. Tomlinson     Director and Vice President of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Ronald J. Bocage        Director, Vice President and Counsel of JHVLICO; Vice
                        President and Counsel, John Hancock Mutual Life
                        Insurance Company.
Thomas J. Lee           Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Robert R. Reitano       Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Malcolm Cheung          Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company
Robert S. Paster        Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company.
Barbara L. Luddy        Director and Actuary of JHVLICO; Second Vice President,
                        John Hancock Mutual Life Insurance Company.
Daniel L. Ouellette     Vice President, Marketing, of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Patrick F. Smith        Controller of JHVLICO; Assistant Controller, John
                        Hancock Mutual Life Insurance Company.


  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             December 31
                                                         --------------------
                                                           1998        1997
                                                         ---------  -----------
                                                            (In millions)
ASSETS
                                                         $1,185.8    $1,092.7
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .
                                                             36.5        17.2
Preferred stocks . . . . . . . . . . . . . . . . . . .
                                                              3.1         2.3
Common stocks  . . . . . . . . . . . . . . . . . . . .
                                                             81.7        79.1
Investment in affiliates . . . . . . . . . . . . . . .
                                                            388.1       273.9
Mortgage loans on real estate--Note 6  . . . . . . . .
                                                             41.0        39.9
Real estate  . . . . . . . . . . . . . . . . . . . . .
                                                            137.7       106.8
Policy loans . . . . . . . . . . . . . . . . . . . . .
Cash items:
                                                             11.4        83.1
  Cash in banks  . . . . . . . . . . . . . . . . . . .

  Temporary cash investments . . . . . . . . . . . . .        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2

                                                             32.7        33.8
Premiums due and deferred  . . . . . . . . . . . . . .
                                                             29.8        24.7
Investment income due and accrued  . . . . . . . . . .
                                                             47.5        16.8
Other general account assets . . . . . . . . . . . . .

Assets held in separate accounts . . . . . . . . . . .    6,595.2     4,691.1
                                                         --------    --------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
                                                         $1,652.0    $1,124.3
  Policy reserves  . . . . . . . . . . . . . . . . . .
                                                             44.3        36.1
  Federal income and other taxes payable--Note 1 . . .
                                                            150.9       481.9
  Other general account obligations  . . . . . . . . .
                                                           (190.3)     (146.8)
  Transfers from separate accounts, net  . . . . . . .
                                                             21.9        18.6
  Asset valuation reserve--Note 1  . . . . . . . . . .

  Obligations related to separate accounts . . . . . .    6,589.4     4,685.7
                                                         --------    --------
                                                          8,268.2     6,199.8
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000              2.5         2.5
    shares; issued and outstanding 50,000 shares . . .
                                                            377.5       377.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .

  Unassigned deficit . . . . . . . . . . . . . . . . .      (49.2)      (58.3)
                                                         --------    --------

TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      330.8       321.7
                                                         --------    --------

TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                      Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
                                                      $1,272.3      $  872.7
  Premiums . . . . . . . . . . . . . . . . . . . .
                                                         122.8          89.7
  Net investment income--Note 3  . . . . . . . . .

  Other, net . . . . . . . . . . . . . . . . . . .       618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5

BENEFITS AND EXPENSES
                                                         301.4         264.0
  Payments to policyholders and beneficiaries  . .
  Additions to reserves to provide for future          1,360.2         826.2
    payments to policyholders and beneficiaries  .
  Expenses of providing service to policyholders
    and obtaining new insurance
    --Note 5 . . . . . . . . . . . . . . . . . . .       274.2         233.2

  State and miscellaneous taxes  . . . . . . . . .        28.1          19.1
                                                      --------      --------

                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME           49.3          69.0
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .

Federal income taxes--Note 1 . . . . . . . . . . .        33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL
      LOSSES . . . . . . . . . . . . . . . . . . .        16.2          30.5

Net realized capital losses--Note 4  . . . . . . .        (0.6)         (3.0)
                                                      --------      --------
                                                          15.6          27.5
     NET INCOME  . . . . . . . . . . . . . . . . .
                                                         (58.3)        (96.9)
Unassigned deficit at beginning of year  . . . . .
Net unrealized capital (losses) gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .        (6.0)          5.0

Other reserves and adjustments . . . . . . . . . .        (0.5)          6.1
                                                      --------      --------

UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . .    $  (49.2)     $  (58.3)
                                                      ========      ========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      Year ended December 31
                                                      -----------------------
                                                         1998          1997
                                                      -----------  ------------
                                                           (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
                                                       $1,275.3      $ 877.0
  Insurance premiums  . . . . . . . . . . . . . . .
                                                          118.2         89.9
  Net investment income . . . . . . . . . . . . . .
                                                         (275.5)      (245.2)
  Benefits to policyholders and beneficiaries . . .
                                                          (22.3)       (18.7)
  Dividends paid to policyholders . . . . . . . . .
                                                         (296.9)      (267.2)
  Insurance expenses and taxes  . . . . . . . . . .
                                                         (874.4)      (715.2)
  Net transfers to separate accounts  . . . . . . .

  Other, net  . . . . . . . . . . . . . . . . . . .       551.3        408.9
                                                       --------      -------

     NET CASH PROVIDED FROM OPERATIONS  . . . . . .       475.7        129.5
                                                       --------      -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
                                                         (618.8)      (621.6)
  Bond purchases  . . . . . . . . . . . . . . . . .
                                                          340.7        197.3
  Bond sales  . . . . . . . . . . . . . . . . . . .
                                                          111.8         34.1
  Bond maturities and scheduled redemptions . . . .
                                                           76.5         51.6
  Bond prepayments  . . . . . . . . . . . . . . . .
                                                          (23.4)       (15.7)
  Stock purchases . . . . . . . . . . . . . . . . .
                                                            1.9          6.7
  Proceeds from stock sales . . . . . . . . . . . .
                                                           (4.2)        (1.3)
  Real estate purchases . . . . . . . . . . . . . .
                                                            2.1          0.4
  Real estate sales . . . . . . . . . . . . . . . .
                                                            0.0         (1.0)
  Other invested assets purchases . . . . . . . . .
                                                            0.0          0.3
  Proceeds from the sale of other invested assets .
                                                         (145.5)       (94.5)
  Mortgage loans issued . . . . . . . . . . . . . .
                                                           33.2         32.4
  Mortgage loan repayments  . . . . . . . . . . . .

  Other, net  . . . . . . . . . . . . . . . . . . .      (435.2)       393.1
                                                       --------      -------

     NET CASH USED IN INVESTING ACTIVITIES  . . . .      (660.9)       (18.2)
                                                       --------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:

  Net increase in short-term note payable . . . . .        61.9          0.0
                                                       --------      -------

     NET CASH PROVIDED FROM FINANCING ACTIVITIES  .        61.9          0.0
                                                       --------      -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .      (123.3)       111.3
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .       143.2         31.9
                                                       --------      -------

CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR     $   19.9      $ 143.2
                                                       ========      =======

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                               1998      1997
                                                              -------  --------
                                                               (In millions)
Investment expenses . . . . . . . . . . . . . . . . . . . .    $ 8.3     $5.0
Interest expense  . . . . . . . . . . . . . . . . . . . . .      2.4      0.7
Depreciation expense  . . . . . . . . . . . . . . . . . . .      0.8      1.1
Investment taxes  . . . . . . . . . . . . . . . . . . . . .      0.7      0.4
                                                               -----     ----
                                                               $12.2     $7.2
                                                               =====     ====


NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                               1998     1997
                                                               ------  --------
                                                               (In millions)
Net gains from asset sales . . . . . . . . . . . . . . . . .   $ 7.6    $ 0.8
Capital gains tax  . . . . . . . . . . . . . . . . . . . . .    (2.9)    (0.7)
Net capital gains transferred to IMR . . . . . . . . . . . .    (5.3)    (3.1)
                                                               -----    -----
  Net Realized Capital Losses  . . . . . . . . . . . . . . .   $(0.6)   $(3.0)
                                                               =====    =====

Net unrealized capital (losses) gains and other adjustments consist of the following items:

                                                           1998         1997
                                                      ---------------  --------
                                                            (In millions)
Net (losses) gains from changes in security values
 and book value adjustments . . . . . . . . . . . .   $         (2.7)   $ 7.0
Increase in asset valuation reserve . . . . . . . .             (3.3)    (2.0)
                                                      --------------    -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments . . . . . . . . . . . . . . . . . .   $         (6.0)   $ 5.0
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
       December 31, 1998            Value      Gains       Losses      Value
       -----------------          ---------  ----------  ----------  ----------
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $    5.1     $ 0.1       $ 0.0      $    5.2
Obligations of states and
 political subdivisions . . . .        3.2       0.3         0.0           3.5
Corporate securities  . . . . .      925.2      50.4        15.0         960.6
Mortgage-backed securities  . .      252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds . . . . . . . . .   $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========




             December 31, 1997
             -----------------
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies    $ 254.5  $ 0.2  $0.1    $  254.6
Obligations of states and political
 subdivisions . . . . . . . . . . . . . . .      12.1    1.0   0.0        13.1
Debt securities issued by foreign
 governments. . . . . . . . . . . . . . . .       0.2    0.0   0.0         0.2
Corporate securities  . . . . . . . . . . .     712.7   43.9   2.7       753.9
Mortgage-backed securities  . . . . . . . .     113.2    3.5   0.0       116.7
                                              -------  -----  ----    --------
  Total bonds . . . . . . . . . . . . . . .   $1092.7  $48.6  $2.8    $1,138.5
                                              =======  =====  ====    ========



The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   57.3    $   59.1
Due after one year through five years . . . . . . . . .      283.4       294.1
Due after five years through ten years  . . . . . . . .      374.9       388.7
Due after ten years . . . . . . . . . . . . . . . . . .      217.9       227.4
                                                          --------    --------
                                                             933.5       969.3
Mortgage-backed securities  . . . . . . . . . . . . . .      252.3       262.2
                                                          --------    --------
                                                          $1,185.8    $1,231.5
                                                          ========    ========



Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement                    Geographic           Statement
    Property Type           Value                    Concentration            Value
    -------------         ---------                  -------------          ---------
                        (In millions)                                     (In millions)
Apartments  . . . . .      $106.4                East North Central  .       $ 56.4
Hotels  . . . . . . .         9.6                East South Central  .          0.9
Industrial  . . . . .        71.9                Middle Atlantic . . .         26.2
Office buildings  . .        78.2                Mountain  . . . . . .         27.5
Retail  . . . . . . .        29.6                New England . . . . .         36.9
Agricultural  . . . .        71.5                Pacific . . . . . . .         96.4
Other . . . . . . . .        20.9                South Atlantic  . . .         83.8
                                                 West North Central  .         13.1
                                                 West South Central  .         43.3
                                                 Other . . . . . . . .          3.6
                           ------                                            ------
                                            -----
                           $388.1                                            $388.1
                           ======                                            ======



At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:


                                                         Assets (Liabilities)
                         Number of Contracts/   ---------------------------------------
                           Notional Amounts             1998                 1997
                        ---------------------   ---------------------  ----------------
                                                 Carrying     Fair     Carrying    Fair
                           1998        1997       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities  . .        947         367      $(0.5)     $ (0.5)    $(0.4)    $(0.4)
Interest rate swap
 agreements . . . . .     $365.0      $245.0         --       (17.7)       --      (7.8)
Interest rate cap
 agreements . . . . .       89.4        89.4        3.1         3.1       1.4       1.4
Currency rate swap
 agreements . . . . .       15.8        14.3         --        (3.3)       --      (2.1)



The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                                       Percen t
                                                    December 31, 1998  --------
                                                    -----------------
                                                      (In millions)
Subject to discretionary withdrawal (with
 adjustment)
  With market value adjustment  . . . . . . . . .       $    0.9          0.1%
  At book value less surrender charge . . . . . .        1,677.9         88.8
                                                        --------        -----
     Total with adjustment  . . . . . . . . . . .        1,678.8         88.9
Subject to discretionary withdrawal at book value
 (without adjustment) . . . . . . . . . . . . . .          203.6         10.8
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . . .            6.5          0.3
                                                        --------        -----
     Total annuity reserves and deposit
      liabilities . . . . . . . . . . . . . . . .       $1,888.9        100.0%
                                                        ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                           Year Ended December 31
                               ---------------------------------------------
                                         1998                    1997
                               -----------------------   -------------------
                                Carrying       Fair      Carrying      Fair
                                  Amount      Value       Amount      Value
                               -----------  -----------  ---------  -----------
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .    $1,185.8     $1,231.5    $1,092.7    $1,138.5
  Preferred stocks--Note 6 .        36.5         36.5        17.2        17.2
  Common stocks--Note 6  . .         3.1          3.1         2.3         2.3
  Mortgage loans on real
    estate--Note 6 . . . . .       388.1        401.3       273.9       285.8
  Policy loans--Note 1 . . .       137.7        137.7       106.8       106.8
  Cash and cash
    equivalents--Note 1  . .        19.9         19.9       143.2       143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts  . . . .        (0.5)        (0.5)       (0.4)       (0.4)
  Interest rate swaps  . . .          --        (17.7)         --        (7.8)
  Currency rate swaps  . . .          --         (3.3)         --        (2.1)
  Interest rate caps . . . .         3.1          3.1         1.4         1.4
Liabilities
  Commitments--Note 10 . . .          --         32.1          --       194.5



The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account V of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account V (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index (formerly, International Equities), Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, High Yield Bond, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity), and Frontier Capital Appreciation Subaccounts) as of December 31, 1998, the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account V at December 31, 1998, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 1999

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                         LARGE CAP     SOVEREIGN      EMERGING      INTERNATIONAL
                           GROWTH        BOND      MARKETS EQUITY    EQUITY INDEX
                         SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  --------------  ---------------
ASSETS
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I,
 at value . . . . . .   $318,056,515  $85,780,562    $    1,689      $44,324,924
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --               --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         18,077        4,200            --            7,865
 M Fund Inc.  . . . .
                        ------------  -----------    ----------      -----------
Total assets  . . . .    318,074,592   85,784,762         1,689       44,332,789
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         12,873        2,791            --            7,160
 M Fund Inc.  . . . .             --           --            --               --
Asset charges payable          5,204        1,410            --              705
                        ------------  -----------    ----------      -----------
Total liabilities . .         18,077        4,201            --            7,865
                        ------------  -----------    ----------      -----------
Net assets  . . . . .   $318,056,515  $85,780,561    $    1,689      $44,324,924
                        ============  ===========    ==========      ===========



                            GLOBAL     SMALL CAP   INTERNATIONAL     MID CAP
                            EQUITY      GROWTH       BALANCED        GROWTH
                          SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                          ----------  -----------  -------------  -------------
ASSETS
Investment in shares of
 portfolios of John
 Hancock Variable Series
 Trust I,
 at value . . . . . . .     $1,885    $13,486,064   $1,731,100     $11,219,643
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . .         --             --           --              --
Receivable from:
 John Hancock Variable
  Series Trust I  . . .         --          4,459        2,752           3,110
 M Fund Inc.  . . . . .
                            ------    -----------   ----------     -----------
Total assets  . . . . .      1,885     13,490,523    1,733,852      11,222,753
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company
    . . . . . . . . . .         --          4,242        2,723           2,932
 M Fund Inc.  . . . . .         --             --           --              --
Asset charges payable .         --            216           28             178
                            ------    -----------   ----------     -----------
Total liabilities . . .         --          4,458        2,751           3,110
                            ------    -----------   ----------     -----------
Net assets  . . . . . .     $1,885    $13,486,065   $1,731,101     $11,219,643
                            ======    ===========   ==========     ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 1998


                                                                                     DIVERSIFIED MID
                                            LARGE CAP      MONEY                           CAP            BOND          SMALL/
                                              VALUE        MARKET     MID CAP VALUE      GROWTH          INDEX       MID CAP CORE
                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                           -----------  ------------  -------------  ---------------  ------------  ---------------
ASSETS
Investment in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .   $10,716,976  $ 21,026,260  $ 16,254,342     $45,483,238    $      4,190   $      56,040
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .            --            --            --              --              --              --
Receivable from:
 John Hancock Variable Series Trust I  .         6,475        80,158        22,469           5,483              --               1
 M Fund Inc. . . . . . . . . . . . . . .            --            --            --              --              --              --
                                           -----------  ------------  ------------     -----------    ------------   -------------
Total assets . . . . . . . . . . . . . .    10,723,451    21,106,418    16,276,811      45,488,721           4,190          56,041
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company  . . . . . . . . . . . . . . .         6,300        79,813        22,206           4,773              --              --
 M Fund Inc. . . . . . . . . . . . . . .            --            --            --              --              --              --
Asset charges payable  . . . . . . . . .           176           344           2
Total liabilities  . . . . . . . . . . .         6,476        80,157        22,469           5,484              --               1
                                           -----------  ------------  ------------     -----------    ------------   -------------
Net assets . . . . . . . . . . . . . . .   $10,716,975  $ 21,026,261  $ 16,254,342     $45,483,237    $      4,190   $      56,040
                                           ===========  ============  ============     ===========    ============   =============

                                                  REAL ESTATE    GROWTH &                  SHORT-TERM  SMALL CAP    INTERNATIONAL
                                                     EQUITY       INCOME       MANAGED        BOND       VALUE       OPPORTUNITIES
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                                                  -----------  ------------  ------------  ----------  ----------  ----------------
ASSETS
Investment in shares of portfolios of John
 Hancock Variable Series Trust I, at value        $34,249,612  $552,313,331  $450,747,024  $6,046,092  $9,873,799    $17,088,499
Investments in shares of portfolios of M Fund
 Inc., at value . . . .                                    --            --            --          --          --             --
Receivable from:
 John Hancock Variable Series Trust I                  16,722        87,919       418,038       1,234       5,346          5,154
 M Fund Inc. . . . . .                                     --            --            --          --          --             --
                                                  -----------  ------------  ------------  ----------  ----------    -----------
Total assets . . . . .                             34,266,334   552,401,250   451,165,062   6,047,326   9,879,245     17,093,653
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance Company          16,186        78,844       410,639       1,145       5,188          4,874
 M Fund Inc. . . . . .                                     --            --            --          --          --             --
Asset charges payable .                                   536         9,075         7,398          89         158            280
                                                  -----------  ------------  ------------  ----------  ----------    -----------
Total liabilities . . .                                16,722        87,919       418,037       1,234       5,346          5,154
                                                  -----------  ------------  ------------  ----------  ----------    -----------
Net assets . . . . . .                            $34,249,612  $552,313,331  $450,747,025  $6,046,092  $9,873,799    $17,088,499
                                                  ===========  ============  ============  ==========  ==========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 1998


                                                                                           TURNER       BRANDES        FRONTIER
                                                  EQUITY     HIGH YIELD                     CORE     INTERNATIONAL      CAPITAL
                                                   INDEX        BOND     STRATEGIC BOND    GROWTH        EQUITY       APPRECIATION
                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                                -----------  ----------  --------------  ----------  -------------  ---------------
ASSETS
Investment in shares of portfolios of John
 Hancock Variable Series Trust I, at value  .   $26,799,569    $1,765      $4,608,410    $2,774,457   $1,355,068      $7,229,794
Investments in shares of portfolios of M Fund
 Inc., at value . . . . . . . . . . . . . . .            --        --              --            --           --              --
Receivable from:
 John Hancock Variable Series Trust I . . . .        76,155        --           3,774           235           22             272
 M Fund Inc.  . . . . . . . . . . . . . . . .            --        --              --            --           --              --
                                                -----------    ------      ----------    ----------   ----------      ----------
Total assets  . . . . . . . . . . . . . . . .    26,875,724     1,765       4,612,184     2,774,692    1,355,090       7,230,066
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company . . . . . . . . . . . . . . . . . .        75,715        --           3,698           190           --             156
 M Fund Inc.  . . . . . . . . . . . . . . . .            --        --              --            --           --              --
Asset charges payable . . . . . . . . . . . .           440        --              76            45           22             116
                                                -----------    ------      ----------    ----------   ----------      ----------
Total liabilities . . . . . . . . . . . . . .        76,155        --           3,774           235           22             272
                                                -----------    ------      ----------    ----------   ----------      ----------
Net assets  . . . . . . . . . . . . . . . . .   $26,799,569    $1,765      $4,608,410    $2,774,457   $1,355,068      $7,229,794
                                                ===========    ======      ==========    ==========   ==========      ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                           STATEMENTS OF OPERATIONS

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                        LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                                   -------------------------------------   -------------------------------------
                                                      1998         1997         1996          1998         1997          1996
                                                   -----------  -----------  ------------  -----------  -----------  --------------
Investment income:
Distributions received from:

 John Hancock Variable Series Trust I  . . . . .   $31,074,914  $19,906,569  $22,706,338   $6,701,784   $5,517,405    $ 4,518,056
 M Fund Inc. . . . . . . . . . . . . . . . . . .            --           --           --           --           --             --
                                                   -----------  -----------  -----------   ----------   ----------    -----------

Total investment income  . . . . . . . . . . . .    31,074,914   19,906,569   22,706,338    6,701,784    5,517,405      4,518,056
Expenses:

 Mortality and expense risks . . . . . . . . . .     1,577,321    1,152,388      789,368      486,757      417,812        352,330
                                                   -----------  -----------  -----------   ----------   ----------    -----------

Net investment income  . . . . . . . . . . . . .    29,497,593   18,754,181   21,916,970    6,215,027    5,099,593      4,165,726
Net realized and unrealized gain (loss) on
 investments:

 Net realized gain (loss)  . . . . . . . . . . .     7,477,359    5,377,678    2,555,654      125,377     (316,608)      (136,401)
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . . .    50,180,004   24,886,516   (2,922,417)    (432,666)   1,592,275     (1,537,488)
                                                   -----------  -----------  -----------   ----------   ----------    -----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . . . . .    57,657,363   30,264,194     (366,763)    (307,289)   1,275,667     (1,673,889)
                                                   -----------  -----------  -----------   ----------   ----------    -----------
Net increase in net assets resulting from
 operations  . . . . . . . . . . . . . . . . . .   $87,154,956  $49,018,375  $21,550,207   $5,907,738   $6,375,260    $ 2,491,837
                                                   ===========  ===========  ===========   ==========   ==========    ===========

                           EMERGING                                                 GLOBAL
                        MARKETS EQUITY                                              EQUITY
                          SUBACCOUNT     INTERNATIONAL EQUITY INDEX SUBACCOUNT    SUBACCOUNT
                        --------------  --------------------------------------   ------------
                            1998**         1998          1997          1996         1998**
                        --------------  -----------  -------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .        $ 1        $6,864,977   $ 2,032,258    $  460,651       $ 2
 M Fund Inc.  . . . .         --                --            --            --        --
                             ---        ----------   -----------    ----------       ---
Total investment
 income . . . . . . .          1         6,864,977     2,032,258       460,651         2
Expenses:
 Mortality and expense
  risks . . . . . . .                      258,595       249,823       209,866         1
                             ---        ----------   -----------    ----------       ---
                                                       1,782,435       250,785         1
Net investment income          1         6,606,382
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)  . . . . . .         (1)        1,270,070       958,182       156,348        --
 Net unrealized
  appreciation
  (depreciation)
  during the period .         (4)           23,662    (4,981,747)    2,539,023        69
                             ---        ----------   -----------    ----------       ---
Net realized and
 unrealized gain
 (loss) on investments
  . . . . . . . . . .         (5)        1,293,732    (4,023,565)    2,695,371        69
                             ---        ----------   -----------    ----------       ---
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .        $(4)       $7,900,114   $(2,241,130)   $2,946,156       $70
                             ===        ==========   ===========    ==========       ===

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                     SMALL CAP GROWTH SUBACCOUNT           INTERNATIONAL BALANCED SUBACCOUNT
                                                  ---------------------------------   -------------------------------------------
                                                     1998        1997       1996*       1998          1997              1996*
                                                  -----------  ---------  ----------  ---------  ---------------  -----------------
Investment income:
Distributions received from:

 John Hancock Variable Series Trust I . . . . .   $       --   $  3,380   $   1,404   $ 111,976  $       62,258    $        11,409

 M Fund Inc.  . . . . . . . . . . . . . . . . .           --         --          --          --              --                 --
                                                  ----------   --------   ---------   ---------  --------------    ---------------

Total investment income . . . . . . . . . . . .           --      3,380       1,404     111,976          62,258             11,409
Expenses:

 Mortality and expense risks  . . . . . . . . .       57,076     33,986       6,704       8,831           6,972              1,311
                                                  ----------   --------   ---------   ---------  --------------    ---------------

Net investment income (loss)  . . . . . . . . .      (57,076)   (30,606)     (5,300)    103,145          55,286             10,098
Net realized and unrealized gain (loss) on
 investments:

 Net realized gain (loss) . . . . . . . . . . .      157,975    116,210    (210,939)     20,527          29,092              1,642
 Net unrealized appreciation (depreciation)
  during the
  period  . . . . . . . . . . . . . . . . . . .    1,605,647    732,330    (86,846)    108,042         (68,785)            18,954
                                                  ----------   --------   ---------   ---------  --------------    ---------------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    1,763,622    848,540    (297,785)    128,569         (39,693)            20,596
                                                  ----------   --------   ---------   ---------  --------------    ---------------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $1,706,546   $817,934   $(303,085)  $ 231,714  $       15,593    $        30,694
                                                  ==========   ========   =========   =========  ==============    ===============

                          MID CAP GROWTH SUBACCOUNT      LARGE CAP VALUE SUBACCOUNT
                        ------------------------------  ------------------------------
                           1998       1997      1996*     1998        1997      1996*
                        ----------  ---------  -------  ----------  --------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  993,504  $     --   $ 7,102  $ 560,242   $259,192   $ 36,343
 M Fund Inc.  . . . .           --        --        --         --         --         --
                        ----------  --------   -------  ---------   --------   --------
Total investment
 income . . . . . . .      993,504               7,102    560,242    259,192     36,343
Expenses:
 Mortality and expense
  risks . . . . . . .       42,815    20,278     4,054     54,311     23,604      3,072
                        ----------  --------   -------  ---------   --------   --------
Net investment income
 (loss) . . . . . . .      950,689   (20,278)    3,048    505,931    235,588     33,271
Net realized and
 unrealized gain
 (loss) on
 investments:                         64,078       168    364,328    147,209      3,072

 Net realized gain  .      338,131
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,477,149   567,677    38,250   (186,805)   547,716     87,225
                        ----------  --------   -------  ---------   --------   --------
Net realized and
 unrealized gain on
 investments. . . . .    1,815,280   631,755   38,418    177,523    694,925     90,297
                        ----------  --------  -------  ---------   --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $2,765,969  $611,477  $41,466  $ 683,454   $930,513   $123,568
                        ==========  ========  =======  =========   ========   ========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                           MONEY MARKET SUBACCOUNT          MID CAP VALUE SUBACCOUNT
                        ------------------------------  ----------------------------------
                           1998       1997      1996       1998          1997       1996*
                        ----------  --------  --------  ------------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $1,110,309  $895,867  $918,057  $   142,246   $  972,249   $ 28,018
 M Fund Inc.  . . . .           --        --        --                        --         --
                        ----------  --------  --------  -----------   ----------   --------
Total investment
 income . . . . . . .    1,110,309   895,867   918,057      142,246      972,249     28,018
Expenses:
 Mortality and expense
  risks . . . . . . .      125,891   101,168   105,920       95,456       36,967      2,232
                        ----------  --------  --------  -----------   ----------   --------
                           984,418   794,699   812,137       46,790      935,282     25,786
Net investment income
Net realized and
 unrealized gain
 (loss) on
 investments:                   --        --        --      470,277      148,954      2,034
 Net realized gain. .
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .           --        --        --   (2,496,498)      58,693    102,527
                        ----------  --------  --------  -----------   ----------   --------
Net realized and
 unrealized gain
 (loss) on investments          --        --        --   (2,026,221)     104,561    207,647
                        ----------  --------  --------  -----------    ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  984,418  $794,699  $812,137  $(1,979,431)  $1,142,929   $130,347
                        ==========  ========  ========  ===========   ==========   ========

                                                                           SMALL/MID CAP
                                DIVERSIFIED MID CAP           BOND INDEX       CORE
                                 GROWTH SUBACCOUNT            SUBACCOUNT    SUBACCOUNT
                        ------------------------------------  ----------  ---------------
                           1998        1997          1996       1998**        1998**
                        ----------  ------------  ----------  ----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  863,342  $ 5,058,010   $1,789,171    $ 62          $   --
 M Fund Inc.  . . . .           --           --           --      --              --
                        ----------  -----------   ----------    ----          ------
Total investment
 income . . . . . . .      863,342    5,058,010    1,789,171      62
Expenses:
 Mortality and expense
  risks . . . . . . .      281,235      296,759      188,016       1              14
                        ----------  -----------   ----------    ----          ------
Net investment income
 (loss) . . . . . . .      582,107    4,761,251    1,601,155      61             (14)
Net realized and
 unrealized gain
 (loss) on
 investments:            1,879,057    4,458,015    1,418,069      --              --

 Net realized gain  .
 Net unrealized
  appreciation
  (depreciation)
  during the period .        3,090   (7,254,086)   4,977,778     (88)          4,448
                        ----------  -----------   ----------    ----          ------
Net realized and
 unrealized gain
 (loss) on investments   1,882,147   (2,796,071)  6,395,847     (88)          4,448
                        ----------   ----------   ----------    ----          ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $2,464,254  $ 1,965,180   $7,997,002    $(27)         $4,434
                        ==========  ===========   ==========    ====          ======


---------
* From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                            REAL ESTATE EQUITY
                                                                SUBACCOUNT
                                                  ----------------------------------------
                                                      1998          1997          1996
                                                  -------------  -----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  2,281,310   $ 2,934,672  $  1,610,938
 M Fund Inc.  . . . . . . . . . . . . . . . . .             --            --            --
                                                  ------------   -----------  ------------
Total investment income . . . . . . . . . . . .      2,281,310     2,934,672     1,610,938
Expenses:
 Mortality and expense risks  . . . . . . . . .        219,763       212,177       145,276
                                                  ------------   -----------  ------------
Net investment income . . . . . . . . . . . . .      2,061,547     2,722,495     1,465,662
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain  . . . . . . . . . . . . . .        903,492       751,985       184,058
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    (10,193,226)    2,343,294     5,976,712
                                                  ------------   -----------  ------------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .     (9,289,734)    3,095,279     6,160,770
                                                  ------------   -----------  ------------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $ (7,228,187)  $ 5,817,774  $  7,626,432
                                                  ============   ===========  ============
                                                             GROWTH & INCOME
                                                                SUBACCOUNT
                                                  --------------------------------------
                                                      1998         1997          1996
                                                  ------------  -----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $ 54,199,315  $52,442,930   $37,254,741
 M Fund Inc.  . . . . . . . . . . . . . . . . .             --           --            --
                                                  ------------  -----------   -----------
Total investment income . . . . . . . . . . . .     54,199,315   52,442,930    37,254,741
Expenses:
 Mortality and expense risks  . . . . . . . . .      2,856,645    2,178,739     1,542,729
                                                  ------------  -----------   -----------
Net investment income . . . . . . . . . . . . .     51,342,670   50,264,191    35,712,012
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain  . . . . . . . . . . . . . .     12,465,262    7,351,086     3,938,033
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     60,549,503   32,872,184     6,429,197
                                                  ------------  -----------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .     73,014,765   40,223,270    10,367,230
                                                  ------------  -----------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $124,357,435  $90,487,461   $46,079,242
                                                  ============  ===========   ===========

                                        MANAGED                          SHORT-TERM BOND
                                      SUBACCOUNT                            SUBACCOUNT
                        --------------------------------------   --------------------------------
                           1998         1997          1996         1998        1997         1996
                        -----------  -----------  -------------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $42,558,328  $34,981,042  $ 37,205,797   $ 318,055   $ 216,077    $140,926
 M Fund Inc.  . . . .            --           --            --          --          --          --
                        -----------  -----------  ------------   ---------   ---------    --------
Total investment
 income . . . . . . .    42,558,328   34,981,042    37,205,797     318,055     216,077     140,926
Expenses:
 Mortality and expense
  risks . . . . . . .     2,438,618    2,035,959     1,678,618      27,623      17,975      12,366
                        -----------  -----------  ------------   ---------   ---------    --------
Net investment income    40,119,710   32,945,083    35,527,179     290,432     198,102     128,560
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,216,094    3,754,808     3,555,551      13,933     (12,481)     20,920
 Net unrealized
  appreciation
  (depreciation)
  during the period .    28,230,322   19,460,056   (11,690,944)    (45,745)     24,408     (69,771)
                        -----------  -----------  ------------   ---------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   33,446,416   23,214,864    (8,135,393)   (31,8120)     11,927     (48,851)
                        -----------  -----------  ------------   ---------   ---------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $73,566,126  $56,159,947  $ 27,391,786   $ 258,620   $ 210,029    $ 79,709
                        ===========  ===========  ============   =========   =========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                               SMALL CAP VALUE             INTERNATIONAL OPPORTUNITIES
                                  SUBACCOUNT                        SUBACCOUNT
                        ------------------------------   --------------------------------
                          1998        1997      1996*       1998       1997        1996*
                        ----------  ---------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  54,320   $537,451   $32,693   $   85,655  $  85,488    $  5,631
 M Fund Inc.  . . . .          --         --        --           --         --          --
                        ---------   --------   -------   ----------  ---------    --------
Total investment
 income . . . . . . .      54,320    537,451    32,693       85,655     85,488       5,631
Expenses:
 Mortality and expense
  risks . . . . . . .      51,961     21,374     2,395       64,058     27,161       3,818
                        ---------   --------   -------   ----------  ---------    --------
                            2,359    516,077    30,298       21,597     58,327       1,813
Net investment income
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     254,157    179,065    (1,418)     196,024    104,001       2,596
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (813,644)   (60,841)   66,350    1,366,734   (279,934)     98,849
                        ---------   --------   -------   ----------  ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   (559,487)   118,224    64,932    1,562,758   (175,933)    101,445
                        ---------   --------   -------   ----------  ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(557,128)  $634,301   $95,230   $1,584,355  $(117,606)   $103,258
                        =========   ========   =======   ==========  =========    ========

                                                       EQUITY INDEX            HIGH YIELD BOND         STRATEGIC BOND
                                                        SUBACCOUNT               SUBACCOUNT              SUBACCOUNT
                                              -------------------------------  ---------------  ---------------------------
                                                 1998        1997      1996*       1998**         1998      1997      1996*
                                              ----------  ----------  -------  ---------------  --------  --------  ----------
Investment income:
Distributions received from:

 John Hancock Variable Series Trust I . . .   $  700,367  $  289,092  $27,780       $12         $217,011  $155,751   $13,269
 M Fund Inc.  . . . . . . . . . . . . . . .           --          --       --        --               --        --        --
                                              ----------  ----------  -------       ---         --------  --------   -------

Total investment income . . . . . . . . . .      700,367     289,092   27,780        12          217,011   155,751    13,269
Expenses:

 Mortality and expense risks  . . . . . . .      108,231      33,761    2,194         1           23,315    10,483       675
                                              ----------  ----------  -------       ---         --------  --------   -------

Net investment income . . . . . . . . . . .      592,136     255,331   25,586        11          193,696   145,268    12,594
Net realized and unrealized gain (loss) on
 investments:

 Net realized gain  . . . . . . . . . . . .      997,526      72,875    4,690        --           25,425     4,242     1,272
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .    2,882,597     973,872   58,797        (9)          91,397     7,679    (2,250)
                                              ----------  ----------  -------       ---         --------  --------   -------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .    3,880,123   1,046,747   63,487        (9)         116,822    11,921      (978)
                                              ----------  ----------  -------       ---         --------  --------   -------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $4,472,259  $1,302,078  $89,073       $ 2         $310,518  $157,189   $11,616
                                              ==========  ==========  =======       ===         ========  ========   =======

 ---------
* From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                               BRANDES                      FRONTIER
                                             TURNER CORE GROWTH          INTERNATIONAL EQUITY         CAPITAL APPRECIATION
                                                 SUBACCOUNT                   SUBACCOUNT                   SUBACCOUNT
                                        ---------------------------   --------------------------  -----------------------------
                                          1998     1997     1996*       1998      1997     1996*    1998      1997       1996*
                                        --------  -------  ---------  --------  ---------  -----  ---------  -------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I . . . . . . . . . . . . . .   $     --  $    --  $     --   $     --  $     --   $ --   $     --   $    --   $      --

 M Fund Inc.  . . . . . . . . . . . .     48,858   22,593        91     76,526    11,174    362     14,932    59,777          --
                                        --------  -------  --------   --------  --------   ----   --------   -------   ---------

Total investment income . . . . . . .     48,858   22,593        91     76,526    11,174    362     14,932    59,777          --
Expenses:

 Mortality and expense risks  . . . .      4,430      828     1,556      6,543     2,688     74     24,050     7,104       1,628
                                        --------  -------  --------   --------  --------   ----   --------   -------   ---------
                                          44,428   21,765    (1,465)    69,983     8,486    288     (9,118)   52,673      (1,628)
Net investment income (loss)  . . . .
Net realized and unrealized gain
 (loss) on investments:                   38,125    1,020     8,487     89,974    10,828    371   (130,154)

 Net realized gain (loss) . . . . . .
 Net unrealized appreciation
  (depreciation) during the period  .    318,448   17,720        --    101,256   (32,110)   220    524,011    28,386       1,432
                                        --------  -------  --------   --------  --------   ----   --------   -------   ---------
Net realized and unrealized gain
 (loss) on investments  . . . . . . .    356,573   18,740   (75,788)   109,743   (31,739)   190    613,985    39,214    (128,722)
                                        --------  -------  --------   --------  --------   ----   --------   -------   ---------
Net increase (decrease) in net assets
 resulting from operations  . . . . .   $401,001  $40,505  $(77,253)  $179,726  $(23,253)  $478   $604,867   $91,887   $(130,350)
                                        ========  =======  ========   ========  ========   ====   ========   =======   =========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                      LARGE CAP GROWTH                              SOVEREIGN BOND
                                                         SUBACCOUNT                                   SUBACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                             1998           1997           1996           1998           1997            1996
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 29,497,593   $ 18,754,181   $ 21,916,970   $  6,215,027   $  5,099,593    $  4,165,726
 Net realized gains (losses) . . . . .      7,477,359      5,377,678      2,555,654        125,377       (316,608)       (136,401)
 Net unrealized appreciation
  (depreciation) during the period . .     50,180,004     24,886,516     (2,922,417)      (432,666)     1,592,275      (1,537,488)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations . . . . . . . . . . .     87,154,956     49,018,375     21,550,207      5,907,738      6,375,260       2,491,837
From policyholder transactions:
 Net premiums from policyholders . . .     50,518,731     50,870,640     51,040,008     17,861,340     21,348,125      20,848,505
 Net benefits to policyholders . . . .    (40,022,049)   (32,643,981)   (33,079,850)   (15,352,996)   (14,778,316)    (15,298,035)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from policyholder transactions  . . .     10,496,682     18,226,659     17,960,158      2,508,344      6,569,809       5,550,470
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets . . . . . .     97,651,638     67,245,034     39,510,365      8,416,082     12,945,069       8,042,307
Net assets at beginning of period  . .    220,404,877    153,159,843    113,649,478     77,364,479     64,419,410      56,377,103
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period  . . . . .   $318,056,515   $220,404,877   $153,159,843   $ 85,780,561   $ 77,364,479    $ 64,419,410
                                         ============   ============   ============   ============   ============    ============

                         EMERGING
                         MARKETS                                                    GLOBAL
                          EQUITY               INTERNATIONAL EQUITY                 EQUITY
                        SUBACCOUNT               INDEX SUBACCOUNT                 SUBACCOUNT
                        ----------  ------------------------------------------   ------------
                          1998**        1998           1997           1996          1998**
                        ----------  -------------  -------------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income   $    1     $  6,606,382   $  1,782,435   $    250,785     $    1
 Net realized gains
  (losses). . . . . .        (1)       1,270,070        958,182        156,348         --
 Net unrealized
  appreciation
  (depreciation)
  during the period .        (4)          23,662     (4,981,747)     2,539,023         69
                         ------     ------------   ------------   ------------     ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .        (4)       7,900,114     (2,241,130)     2,946,156         70
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     1,730       11,092,106     17,654,531     17,279,404      1,850
 Net benefits to
  policyholders . . .       (37)     (16,638,267)   (12,889,618)   (11,711,164)       (35)
                         ------     ------------   ------------   ------------     ------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .     1,691       (5,546,159)     4,764,913      5,568,240      1,815
                         ------     ------------   ------------   ------------     ------
Net increase in net
 assets . . . . . . .     1,689        2,353,955      2,523,783      8,514,396      1,885
Net assets at
 beginning of period          0       41,970,969     39,447,186     30,932,790          0
                         ------     ------------   ------------   ------------     ------
Net assets at end of
 period . . . . . . .    $1,689     $ 44,324,924   $ 41,970,969   $ 39,447,186     $1,885
                         ======     ============   ============   ============     ======

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                             SMALL CAP                           INTERNATIONAL BALANCED
                                                         GROWTH SUBACCOUNT                             SUBACCOUNT
                                              ---------------------------------------   ----------------------------------------
                                                 1998          1997          1996          1998          1997            1996
                                              ------------  ------------  ------------  ------------  ------------  ---------------
Increase (decrease) in net assets from
 operations:

 Net investment income (loss) . . . . . . .   $   (57,076)  $   (30,606)  $    (5,300)  $   103,145   $    55,286    $     10,098

 Net realized gains (losses)  . . . . . . .       157,975       116,210      (210,939)       20,527        29,092           1,642
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     1,605,647       732,330       (86,846)      108,042       (68,785)         18,954
                                              -----------   -----------   -----------   -----------   -----------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . .     1,706,546       817,934      (303,085)      231,714        15,593          30,694
From policyholder transactions:

 Net premiums from policyholders  . . . . .     6,942,071      7,111,430     5,020,648       775,469     1,210,054         777,316

 Net benefits to policyholders  . . . . . .    (3,551,395)   (2,474,024)   (1,784,150)     (433,887)     (811,533)        (64,319)
                                              -----------   -----------   -----------   -----------   -----------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .     3,390,766     4,637,406     3,236,498       341,582       398,521         712,997
                                              -----------   -----------   -----------   -----------   -----------    ------------

Net increase in net assets  . . . . . . . .     5,097,312     5,455,340     2,933,413       573,296       414,114         743,691

Net assets at beginning of period . . . . .     8,388,753     2,933,413             0     1,157,805       743,691               0
                                              -----------   -----------   -----------   -----------   -----------    ------------

Net assets at end of period . . . . . . . .   $13,486,065   $ 8,388,753   $ 2,933,413   $ 1,731,101   $ 1,157,805    $    743,691
                                              ===========   ===========   ===========   ===========   ===========    ============

                                                             MID CAP GROWTH                          LARGE CAP VALUE
                                                               SUBACCOUNT                               SUBACCOUNT
                                                 --------------------------------------   --------------------------------------
                                                    1998          1997         1996*         1998          1997          1996*
                                                 ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:

 Net investment income (loss)  . . . . . . . .   $   950,689   $   (20,278)  $    3,048   $   505,931   $   235,588    $   33,271

 Net realized gains  . . . . . . . . . . . . .       338,131        64,078          168       364,328       147,209         3,072
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .     1,477,149       567,677       38,250      (186,805)      547,716        87,225
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 operations  . . . . . . . . . . . . . . . . .     2,765,969       611,477       41,466       683,454       930,513       123,568
From policyholder transactions:

 Net premiums from policyholders . . . . . . .     6,310,992     3,564,986    2,413,439     6,344,623     5,175,373     1,814,755

 Net benefits to policyholders . . . . . . . .    (2,644,280)   (1,603,972)    (240,434)   (2,846,246)   (1,416,071)      (92,994)
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . . .     3,666,712     1,961,014    2,173,005     3,498,377     3,759,302     1,721,761
                                                 -----------   -----------   ----------   -----------   -----------    ----------

Net increase in net assets . . . . . . . . . .     6,432,681     2,572,491    2,214,471     4,181,831     4,689,815     1,845,329

Net assets at beginning of period  . . . . . .     4,786,962     2,214,471            0     6,535,144     1,845,329             0
                                                 -----------   -----------   ----------   -----------   -----------    ----------

Net assets at end of period  . . . . . . . . .   $11,219,643   $ 4,786,962   $2,214,471   $10,716,975   $ 6,535,144    $1,845,329
                                                 ===========   ===========   ==========   ===========   ===========    ==========

---------
*  From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                            MONEY MARKET                              MID CAP VALUE
                                                             SUBACCOUNT                                 SUBACCOUNT
                                             ------------------------------------------   --------------------------------------
                                                 1998           1997           1996          1998          1997          1996*
                                             -------------  -------------  -------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    984,418   $    794,699   $    812,137   $    46,790   $   935,282    $   25,786
 Net realized gains  . . . . . . . . . . .             --             --             --       470,277       148,954         2,034
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .             --             --             --    (2,496,498)       58,693       102,527
                                             ------------   ------------   ------------   -----------   -----------    ----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .        984,418        794,699        812,137    (1,979,431)    1,142,929       130,347
From policyholder transactions:
 Net premiums from policyholders . . . . .     29,578,379     19,719,031     24,680,961    12,176,727    12,224,626     1,258,509
 Net benefits to policyholders . . . . . .    (26,039,389)   (21,386,542)   (27,801,448)   (7,125,389)   (1,523,046)      (50,930)
                                             ------------   ------------   ------------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       3,538,991     (1,667,511)    (3,120,487)    5,051,338    10,701,580     1,207,579
                                             ------------   ------------   ------------   -----------   -----------    ----------
Net increase (decrease) in net assets  . .      4,523,409       (872,812)    (2,308,350)    3,071,907    11,844,509     1,337,926
Net assets at beginning of period  . . . .     16,502,852     17,375,664     19,684,014    13,182,435     1,337,926             0
                                             ------------   ------------   ------------   -----------   -----------    ----------
Net assets at end of period  . . . . . . .   $ 21,026,261   $ 16,502,852   $ 17,375,664   $16,254,342   $13,182,435    $1,337,926
                                             ============   ============   ============   ===========   ===========    ==========



                                                                                  SMALL/MID CAP
                                DIVERSIFIED MID CAP GROWTH           BOND INDEX        CORE
                                        SUBACCOUNT                   SUBACCOUNT     SUBACCOUNT
                        ------------------------------------------   ----------  ---------------
                            1998           1997           1996         1998**        1998**
                        -------------  -------------  -------------  ----------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    582,107   $  4,761,251   $  1,601,155    $   61        $   (14)
 Net realized gains .      1,879,057      4,458,015      1,418,069        --             --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .          3,090     (7,254,086)     4,977,778       (88)         4,448
                        ------------   ------------   ------------    ------        -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      2,464,254      1,965,180      7,997,002       (27)         4,434
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     15,336,392     26,820,224     30,839,359     4,217         51,606
 Net benefits to
  policyholders . . .    (24,152,376)   (23,391,073)   (12,562,876)       --             --
                        ------------   ------------   ------------    ------        -------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .     (8,815,986)     3,429,151     18,276,483     4,217         51,606
                        ------------   ------------   ------------    ------        -------
Net increase
 (decrease) in net
 assets . . . . . . .     (6,351,732)     5,394,331     26,273,485     4,190         56,040
Net assets at
 beginning of period      51,834,969     46,440,638     20,167,153         0              0
                        ------------   ------------   ------------    ------        -------
Net assets at end of
 period . . . . . . .   $ 45,483,237   $ 51,834,969   $ 46,440,638    $4,190        $56,040
                        ============   ============   ============    ======        =======



---------
* From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                     REAL ESTATE EQUITY                            GROWTH & INCOME
                                                         SUBACCOUNT                                   SUBACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                             1998           1997           1996           1998           1997            1996
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $  2,061,547   $  2,722,495   $  1,465,662   $ 51,342,670   $ 50,264,191    $ 35,712,012
 Net realized gains  . . . . . . . . .        903,492        751,985        184,058     12,465,262      7,351,086       3,938,033
 Net unrealized appreciation
  (depreciation) during the period . .    (10,193,226)     2,343,294      5,976,712     60,549,503     32,872,184       6,429,197
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     (7,228,187)     5,817,774      7,626,432    124,357,435     90,487,461      46,079,242
From policyholder transactions:
 Net premiums from policyholders . . .      9,200,146     13,842,210     10,025,714     92,202,780     94,961,660      93,961,136
 Net benefits to policyholders . . . .    (10,281,699)    (8,886,892)    (8,112,734)   (79,305,839)   (70,387,297)    (57,300,211)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     (1,081,553)     4,955,318      1,912,980     12,896,941     24,574,363      36,660,925
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets      (8,309,740)    10,773,092      9,539,412    137,254,376    115,061,824      82,740,167
Net assets at beginning of period  . .     42,559,352     31,786,260     22,246,848    415,058,955    299,997,131     217,256,964
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period  . . . . .   $ 34,249,612   $ 42,559,352   $ 31,786,260   $552,313,331   $415,058,955    $299,997,131
                                         ============   ============   ============   ============   ============    ============




                                                             MANAGED                                 SHORT-TERM BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                            ------------------------------------------   ---------------------------------------
                                                1998           1997           1996          1998          1997           1996
                                            -------------  -------------  -------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 40,119,710   $ 32,945,083   $ 35,527,179   $   290,432   $   198,102    $   128,560
 Net realized gains (losses)  . . . . . .      5,216,094      3,754,808      3,555,551        13,933       (12,481)        20,920
 Net unrealized appreciation
  (depreciation) during the period  . . .     28,230,322     19,460,056    (11,690,944)      (45,745)       24,408        (69,771)
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .     73,566,126     56,159,947     27,391,786       258,620       210,029         79,709
From policyholder transactions:
 Net premiums from policyholders  . . . .     67,707,213     71,811,719     71,167,775     3,006,341     3,042,915      2,675,105
 Net benefits to policyholders  . . . . .    (60,791,416)   (61,937,355)   (56,734,361)   (1,696,858)   (1,790,137)    (2,206,096)
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .      6,915,797      9,874,364     14,433,414     1,309,481     1,252,778        469,009
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net increase in net assets  . . . . . . .     80,481,923     66,034,311     41,825,200     1,568,101     1,462,806        548,718
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net assets at end of period . . . . . . .   $450,747,025   $370,265,102   $304,230,791   $ 6,046,092   $ 4,477,991    $ 3,015,184
                                            ============   ============   ============   ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                            SMALL CAP VALUE                    INTERNATIONAL OPPORTUNITIES
                                                               SUBACCOUNT                               SUBACCOUNT
                                                 --------------------------------------   --------------------------------------
                                                    1998          1997         1996*         1998          1997          1996*
                                                 ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:

 Net investment income . . . . . . . . . . . .   $     2,359   $   516,077   $   30,298   $    21,597   $    58,327    $    1,813

 Net realized gains (losses) . . . . . . . . .       254,157       179,065       (1,418)      196,024       104,001         2,596
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .      (813,644)      (60,841)      66,350     1,366,734      (279,934)       98,849
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . .      (557,128)      634,301       95,230     1,584,355      (117,606)      103,258
From policyholder transactions:

 Net premiums from policyholders . . . . . . .     7,056,456     6,430,967    1,344,453    11,422,860     6,249,522     2,395,587

 Net benefits to policyholders . . . . . . . .    (3,706,669)   (1,313,921)    (109,889)   (2,428,740)   (1,882,431)     (238,306)
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . . .     3,349,786     5,117,046    1,234,564     8,994,120     4,367,091     2,157,281
                                                 -----------   -----------   ----------   -----------   -----------    ----------

Net increase in net assets . . . . . . . . . .     2,792,658     5,751,347    1,329,794    10,578,475     4,249,485     2,260,539

Net assets at beginning of period  . . . . . .     7,081,141     1,329,794            0     6,510,024     2,260,539             0
                                                 -----------   -----------   ----------   -----------   -----------    ----------

Net assets at end of period  . . . . . . . . .   $ 9,873,799   $ 7,081,141   $1,329,794   $17,088,499   $ 6,510,024    $2,260,539
                                                 ===========   ===========   ==========   ===========   ===========    ==========

                                                                    HIGH YIELD
                                       EQUITY INDEX                    BOND
                                        SUBACCOUNT                  SUBACCOUNT
                          --------------------------------------   ------------
                             1998          1997         1996*         1998**
                          ------------  ------------  -----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income    $   592,136   $   255,331   $   25,586     $   11
 Net realized gains . .       997,526        72,875        4,690         --
 Net unrealized
  appreciation
  (depreciation) during
  the period  . . . . .     2,882,597       973,872       58,797         (9)
                          -----------   -----------   ----------     ------
Net increase in net
 assets resulting from
 operations . . . . . .     4,472,259     1,302,078       89,073          2
From policyholder
 transactions:
 Net premiums from
  policyholders . . . .    18,349,859     9,373,895    1,242,668      1,791
 Net benefits to
  policyholders . . . .    (6,452,625)   (1,445,089)    (132,549)       (28)
                          -----------   -----------   ----------     ------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . . .    11,897,234     7,928,806    1,110,119      1,763
                          -----------   -----------   ----------     ------
Net increase in net
 assets . . . . . . . .    16,369,493     9,230,884    1,199,192      1,765
Net assets at beginning
 of period  . . . . . .    10,430,076     1,199,192            0          0
                          -----------   -----------   ----------     ------
Net assets at end of
 period . . . . . . . .   $26,799,569   $10,430,076   $1,199,192     $1,765
                          ===========   ===========   ==========     ======

---------
* From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                  STRATEGIC BOND                           TURNER CORE
                                    SUBACCOUNT                          GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------------
                           1998         1997       1996*        1998          1997           1996*
                        -----------  -----------  ---------  -----------  -------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  193,696   $  145,268   $ 12,594   $   44,428   $     21,765    $    (1,465)
 Net realized gains
  (losses). . . . . .       25,425        4,242      1,272       38,125          1,020        (75,788)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       91,397        7,679     (2,250)     318,448         17,720             --
                        ----------   ----------   --------   ----------   ------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      310,518      157,189     11,616      401,001         40,505        (77,253)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .    2,562,718    2,575,091    495,203    2,940,093        209,202      1,525,222
 Net benefits to
  policyholders . . .     (892,634)    (522,585)   (88,706)    (811,472)        (7,612)    (1,445,229)
                        ----------   ----------   --------   ----------   ------------    -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .    1,670,084    2,052,506    406,497    2,128,621        201,590         79,993
                        ----------   ----------   --------   ----------   ------------    -----------
Net increase in net
 assets . . . . . . .    1,980,602    2,209,695    418,113    2,529,622        242,095          2,740
Net assets at
 beginning of period     2,627,808      418,113          0      244,835          2,740              0
                        ----------   ----------   --------   ----------   ------------    -----------
Net assets at end of
 period . . . . . . .   $4,608,410   $2,627,808   $418,113   $2,774,457   $    244,835    $     2,740
                        ==========   ==========   ========   ==========   ============    ===========

                                    BRANDES                          FRONTIER CAPITAL
                             INTERNATIONAL EQUITY                      APPRECIATION
                                  SUBACCOUNT                            SUBACCOUNT
                        -------------------------------   --------------------------------------
                           1998        1997      1996*       1998          1997          1996*
                        -----------  ---------  --------  ------------  -----------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   69,983   $  8,486   $   288   $    (9,118)  $   52,673    $    (1,628)
 Net realized gains
  (losses). . . . . .        8,487        371       (30)       89,974       10,828       (130,154)
 Net unrealized
  appreciation
  (depreciation)
  during the period .      101,256    (32,110)      220       524,011       28,386          1,432
                        ----------   --------   -------   -----------   ----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      179,726    (23,253)      478       604,867       91,887       (130,350)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .      457,393    764,978    64,120     5,165,104    2,429,648      1,568,562
 Net benefits to
  policyholders . . .      (76,919)   (10,047)   (1,407)   (1,076,779)     (47,057)    (1,376,088)
                        ----------   --------   -------   -----------   ----------    -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .      380,473    754,931    62,713     4,088,325    2,382,591        192,474
                        ----------   --------   -------   -----------   ----------    -----------
Net increase in net
 assets . . . . . . .      560,199    731,678    63,191     4,693,192    2,474,478         62,124
Net assets at
 beginning of period       794,869     63,191         0     2,536,602       62,124              0
                        ----------   --------   -------   -----------   ----------    -----------
Net assets at end of
 period . . . . . . .   $1,355,068   $794,869   $63,191   $ 7,229,794   $2,536,602    $    62,124
                        ==========   ========   =======   ===========   ==========    ===========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Variable Life Account V (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-six subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-six Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index (formerly, International Equities), Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, High Yield Bond, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity) and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT V

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .60% of net assets of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1998 were as follows:


                SUBACCOUNT            SHARES OWNED      COST          VALUE
                ----------            ------------  ------------  --------------
      Large Cap Growth  . . . . . .    12,142,245   $235,402,483   $318,056,515
      Sovereign Bond  . . . . . . .     8,645,835     84,807,507     85,780,562
      Emerging Markets Equity . . .           238          1,694          1,689
      International Equity Index  .     2,848,543     45,974,251     44,324,924
      Global Equity . . . . . . . .           191          1,816          1,885
      Small Cap Growth  . . . . . .     1,038,384     11,234,932     13,486,064
      International Balanced  . . .       155,612      1,672,887      1,731,100
      Mid Cap Growth  . . . . . . .       742,261      9,136,569     11,219,643
      Large Cap Value . . . . . . .       764,391     10,268,840     10,716,976
      Money Market  . . . . . . . .     2,102,626     21,026,261     21,026,260
      Mid Cap Value . . . . . . . .     1,334,115     18,589,620     16,254,342
      Diversified Mid Cap Growth  .     2,853,472     45,109,983     45,483,238
      Bond Index  . . . . . . . . .           411          4,278          4,190
      Small/Mid Cap CORE  . . . . .         6,214         51,592         56,040
      Real Estate Equity  . . . . .     2,748,812     35,643,163     34,249,612
      Growth & Income . . . . . . .    28,334,899    432,637,528    552,313,331
      Managed . . . . . . . . . . .    28,827,116    396,549,399    450,747,024
      Short-Term Bond . . . . . . .       601,695      6,083,594      6,046,092
      Small Cap Value . . . . . . .       852,010     10,681,936      9,873,899
      International Opportunities .     1,399,021     15,902,850     17,088,499
      Equity Index  . . . . . . . .     1,513,867     22,884,303     26,799,569
      High Yield Bond . . . . . . .           191          1,774          1,765
      Strategic Bond  . . . . . . .       434,780      4,511,586      4,608,410
      Turner Core Growth  . . . . .       155,520      2,438,293      2,774,457
      Brandes International Equity        125,006      1,285,922      1,355,068
      Frontier Capital Appreciation       479,112      6,677,398      7,229,794

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

  Purchases, including reinvestment of dividend distributions and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1998, were as follows:

                   SUBACCOUNT                 PURCHASES        SALES
                   ----------                ------------  -------------
                                                            $20,062,340
      Large Cap Growth . . . . . . . . . .   $ 60,056,615
                                                              8,469,956
      Sovereign Bond . . . . . . . . . . .     17,193,357
      Emerging Markets Equity  . . . . . .          1,738            45
                                                             12,238,188
      International Equity Index . . . . .     13,298,411
      Global Equity  . . . . . . . . . . .          1,830            14
                                                              1,878,945
      Small Cap Growth . . . . . . . . . .      5,212,634
                                                                446,831
      International Balanced . . . . . . .        891,556
                                                              1,578,875
      Mid Cap Growth . . . . . . . . . . .      6,196,277
                                                              1,540,362
      Large Cap Value  . . . . . . . . . .      5,544,671
                                                             19,627,008
      Money Market . . . . . . . . . . . .     24,150,417
                                                              5,076,062
      Mid Cap Value  . . . . . . . . . . .     10,174,189
                                                             17,104,694
      Diversified Mid Cap Growth . . . . .      8,870,815
      Bond Index . . . . . . . . . . . . .          4,279             1
      Small/Mid Cap CORE . . . . . . . . .         51,605            13
                                                              5,993,011
      Real Estate Equity . . . . . . . . .      6,973,005
                                                             36,865,243
      Growth & Income  . . . . . . . . . .    101,104,853
                                                             29,735,180
      Managed  . . . . . . . . . . . . . .     76,770,686
                                                              1,472,622
      Short-Term Bond  . . . . . . . . . .      3,072,537
                                                              2,442,693
      Small Cap Value  . . . . . . . . . .      5,794,840
                                                              1,631,290
      International Opportunities  . . . .     10,647,007
                                                              3,617,768
      Equity Index . . . . . . . . . . . .     16,107,138
      High Yield Bond  . . . . . . . . . .          1,802            28
                                                                803,590
      Strategic Bond . . . . . . . . . . .      2,667,370
                                                                879,335
      Turner Core Growth . . . . . . . . .      3,052,385
                                                                 80,364
      Brandes International Equity . . . .        530,820
                                                              1,034,648
      Frontier Capital Appreciation  . . .      5,113,856

5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Life Account V, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using ''00'' as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    23                                                8
account value. . . . .     7                                               12
attained age . . . . .     8                                                8

base policy premium. .                                                      4

basic account value. .
beneficiary. . . . . .    23                                               11
business day . . . . .    23                                                9
changing Option 1 or 2    27                                               14
charges. . . . . . . .     7                                               25
Code . . . . . . . . .    29                                               25
cost of insurance rates    8                                                4

date of issue. . . . .    25
death benefit. . . . .     3                                                2
deductions . . . . . .     7                                               16
dollar cost averaging.    10                                                6

Excess Value
expenses of the Series
 Funds . . . . . . . .     9                                                7
fixed investment option   24                                                2
full surrender . . . .    11                                               23

fund . . . . . . . . .     2
grace period . . . . .     6                                                1
guaranteed death
 benefit . . . . . . .    12                                               12
insurance charge . . .     8                                               23

insured person . . . .     4
investment options . .     1                                               11
JHVLICO. . . . . . . .    23                                                8
John Hancock Variable
 Series Trust  . . . .     2                                               11
lapse. . . . . . . . .     6                                               29
loan . . . . . . . . .    11                                               16

loan interest. . . . .    12                                               10
maximum guaranteed
 recalculation premium                                                      1

maximum premiums . . .     5                                               23
minimum insurance
 amount. . . . . . . .    13                                               11

minimum premiums . . .     5                                                9
modified endowment
 contract. . . . . . .    30                                                4

monthly deduction date    25

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATION OF REASONABLENESS

John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectus including twenty-three subaccounts consists of __ pages and the prospectus including twenty-seven subaccounts consists of __ pages.

      The undertaking to file reports.

      The undertaking regarding indemnification.

     The signatures.

     The following exhibits:

I.A. (1) JHVLICO Board Resolution establishing the separate account included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

     (2)  Not Applicable

     (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendments No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (c) Schedule of sales commissions included in Exhibit I. A. (3) (a) above.

     (4)  Not Applicable

     (5) Form of scheduled premium variable life insurance policy, included in the initial filing of this registration statement, filed February 22, 1994.

     (6) (a) JHVLICO Certificate of Incorporation included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

          (b) JHVLICO By-laws included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

     (7)  Not Applicable.

     (8)  Not Applicable.

     (9)  Not Applicable.

    (10) Form of application for Policy, included in the initial filing of this registration statement, filed February 22, 1994.

2.  Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered, included in Pre-Effective Amendment No. 1 to this Registration Statement, filed July 14, 1994.

4.  Not Applicable

5.  Not Applicable

6.  Opinion and consent of actuary.

7.  Consent of independent auditors.

8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for the policy pursuant to Rule 6e-2(b)(l2)(ii), previously filed electronically on April 23, 1996.

9. Power of attorney of Ronald J. Bocage, incorporated by reference from Form 10-K annual reported for John Hancock Variable Life Insurance Company (File No. 33- ) filed March 28, 1997. Powers of attorney for Tomlinson, D'Alessandro, Luddy, Lee, Reitano, Van Leer, and Paster included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

10. Opinion of Counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

11. Exemptive Relief Relied Upon included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         President



Attest:    /s/ SANDRA M. DADALT
           ----------------------
           Sandra M. DaDalt
           Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ PATRICK F. SMITH
--------------------
Patrick F. Smith           Controller (Principal Accounting     April 29, 1999
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)                   April 29, 1999

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Malcolm Cheung         Director
            Joseph A. Tomlinson    Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ Michele G. Van Leer
                                     -----------------------
                                     Michele G. Van Leer
                                     President



Attest   /s/ SANDRA M. DADALT
         ----------------------
         Sandra M. DaDalt
         Assistant Secretary